UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Corporate Bond Fund

April 30, 2012

		Principal	Value
		Amount°	(U.S. $)
Commercial Mortgage-Backed Security – 0.02%
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34	USD	295,000	$268,253
Total Commercial Mortgage-Backed Security (cost $251,274)			268,253

Convertible Bonds – 1.59%
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		3,555,000	2,826,225
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14		840,000	1,095,150
Health Care REIT 3.00% exercise price $51.02, expiration date 11/30/29		2,255,000	2,612,981
L-3 Communications Holdings 3.00% exercise price $96.48, expiration date 8/1/35		5,500,000	5,431,250
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27		1,575,000	1,661,625
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		2,607,000	2,515,755
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		1,512,000	1,483,650
PHH 4.00% exercise price $25.80, expiration date 9/1/14		1,817,000	1,762,490
Total Convertible Bonds (cost $18,558,339)			19,389,126

Corporate Bonds – 85.90%
Banking – 13.83%
•Abbey National Capital Trust I 8.963% 12/29/49		5,645,000	5,701,450
Abbey National Treasury Services 4.00% 4/27/16		9,875,000	9,772,516
AgriBank 9.125% 7/15/19		4,517,000	5,811,685
BAC Capital Trust VI 5.625% 3/8/35		4,915,000	4,981,411
Bank of America
3.875% 3/22/17		5,435,000	5,427,391
5.70% 1/24/22		5,000,000	5,258,665
BB&T 3.95% 3/22/22		4,620,000	4,756,359
•BB&T Capital Trust IV 6.82% 6/12/57		9,400,000	9,529,250
•Bear Stearns 4.923% 12/7/12	AUD	710,000	737,027
Capital One Capital V 10.25% 8/15/39	USD	3,685,000	3,860,038
City National 5.25% 9/15/20		3,025,000	3,238,160
@#CoBank 144A 7.875% 4/16/18		2,060,000	2,511,259
Export-Import Bank of Korea 5.00% 4/11/22		4,960,000	5,352,361
•Fifth Third Capital Trust IV 6.50% 4/15/37		8,670,000	8,626,650
Goldman Sachs Group 5.75% 1/24/22		3,065,000	3,206,419
•#HBOS Capital Funding 144A 6.071% 6/29/49		5,280,000	3,564,000
#HSBC Bank 144A 4.75% 1/19/21		8,860,000	9,540,085
HSBC Holdings 4.00% 3/30/22		2,145,000	2,183,638
JPMorgan Chase
•4.63% 6/21/12	AUD	1,800,000	1,874,175
6.00% 10/1/17	USD	6,430,000	7,391,529
JPMorgan Chase Capital XXV 6.80% 10/1/37		2,823,000	2,851,230
KeyBank 6.95% 2/1/28		4,700,000	5,419,819
KeyCorp 5.10% 3/24/21		2,310,000	2,601,524
Korea Development Bank 8.00% 1/23/14		3,030,000	3,331,846
Lloyds TSB Bank 4.20% 3/28/17		3,100,000	3,148,515
•National City Bank 0.845% 6/7/17		2,030,000	1,908,291
PNC Bank 6.875% 4/1/18		3,051,000	3,671,168
PNC Funding
3.30% 3/8/22		2,605,000	2,639,779
5.625% 2/1/17		25,000	27,897
•Regions Financing Trust II 6.625% 5/15/47		5,700,000	5,415,000
Santander Holdings USA 4.625% 4/19/16		1,900,000	1,895,140

SunTrust Bank
•0.782% 8/24/15	3,630,000	3,356,628
3.50% 1/20/17	1,755,000	1,802,122
SVB Financial Group 5.375% 9/15/20	3,785,000	4,171,585
•USB Capital IX 3.50% 10/29/49	6,617,000	5,052,212
•#USB Realty 144A 1.614% 12/22/49	2,000,000	1,497,780
•Wachovia 0.837% 10/15/16	2,730,000	2,542,692
Wachovia Bank 5.60% 3/15/16	4,075,000	4,563,902
Wells Fargo 2.625% 12/15/16	1,085,000	1,122,716
Zions Bancorp
4.50% 3/27/17	2,400,000	2,415,010
5.50% 11/16/15	1,823,000	1,842,362
7.75% 9/23/14	3,646,000	3,975,059
		168,576,345
Basic Industry – 7.83%
Alcoa
5.40% 4/15/21	6,185,000	6,512,038
6.75% 7/15/18	1,177,000	1,350,583
ArcelorMittal
6.25% 2/25/22	5,250,000	5,357,457
9.85% 6/1/19	3,390,000	4,102,931
#Barrick Gold 144A
3.85% 4/1/22	6,845,000	7,078,866
5.25% 4/1/42	1,635,000	1,723,208
CF Industries 7.125% 5/1/20	4,200,000	5,029,500
Domtar 4.40% 4/1/22	3,300,000	3,325,776
Dow Chemical 8.55% 5/15/19	5,795,000	7,694,931
Georgia-Pacific
8.00% 1/15/24	9,790,000	12,795,618
#144A 8.25% 5/1/16	450,000	498,375
Hexion 8.875% 2/1/18	1,595,000	1,678,738
International Paper
4.75% 2/15/22	8,460,000	9,048,698
7.30% 11/15/39	1,000,000	1,241,469
#Kinross Gold 144A 5.125% 9/1/21	4,525,000	4,689,343
Lubrizol
5.50% 10/1/14	2,105,000	2,348,454
8.875% 2/1/19	2,765,000	3,790,624
#LyondellBasell Industries 144A 5.75% 4/15/24	3,435,000	3,563,813
Momentive Performance Materials 11.50% 12/1/16	1,370,000	1,140,525
Rayonier 3.75% 4/1/22	4,120,000	4,089,393
#Taminco Global Chemical 144A 9.75% 3/31/20	2,310,000	2,425,500
Vale Overseas 4.375% 1/11/22	5,780,000	5,950,920
		95,436,760
Brokerage – 1.91%
E Trade Financial 12.50% 11/30/17	1,930,000	2,258,100
Jefferies Group
6.25% 1/15/36	645,000	569,213
6.45% 6/8/27	5,627,000	5,401,920
6.875% 4/15/21	3,395,000	3,399,244
Lazard Group 6.85% 6/15/17	8,495,000	9,391,264
Nuveen Investments 10.50% 11/15/15	2,245,000	2,329,188
		23,348,929
Capital Goods – 0.71%
RSC Equipment Rental 10.25% 11/15/19	935,000	1,056,550
#URS 144A 5.00% 4/1/22	3,705,000	3,713,284
#Votorantim Cimentos 144A 7.25% 4/5/41	3,840,000	3,945,600
		8,715,434
Communications – 10.32%
American Tower 4.50% 1/15/18	7,645,000	8,082,768
#Brasil Telecom 144A 5.75% 2/10/22	8,604,000	8,840,610

Cablevision Systems
8.00% 4/15/20		2,220,000	2,408,700
8.625% 9/15/17		570,000	628,425
CenturyLink 5.80% 3/15/22		5,395,000	5,358,557
#Clearwire Communications 144A 12.00% 12/1/15		2,830,000	2,624,825
Cricket Communications 7.75% 10/15/20		1,040,000	978,900
#Crown Castle Towers 144A 4.883% 8/15/20		7,360,000	7,820,250
#Deutsche Telekom International Finance 144A 4.875% 3/6/42		6,260,000	5,922,085
#Digicel Group 144A
8.875% 1/15/15		1,500,000	1,515,000
10.50% 4/15/18		775,000	857,305
#DIRECTV Holdings 144A 3.80% 3/15/22		13,325,000	13,291,806
Intelsat Bermuda 11.25% 2/4/17		1,980,000	2,059,200
Interpublic Group 4.00% 3/15/22		5,375,000	5,383,385
#Nara Cable Funding 144A 8.875% 12/1/18		3,200,000	2,944,000
#Oi 144A 9.75% 9/15/16	BRL	3,332,000	1,848,538
Omnicom Group 3.625% 5/1/22	USD	4,900,000	4,914,220
Qwest 6.75% 12/1/21		3,430,000	3,872,583
Qwest Communications International 7.125% 4/1/18		2,000,000	2,145,000
Sprint Capital 6.875% 11/15/28		990,000	744,975
#Sprint Nextel 144A 7.00% 3/1/20		2,540,000	2,597,150
Telefonica Emisiones
5.462% 2/16/21		2,660,000	2,504,225
6.421% 6/20/16		3,310,000	3,410,422
Time Warner Cable 8.25% 4/1/19		4,481,000	5,844,748
#VimpelCom Holdings 144A 7.504% 3/1/22		2,940,000	2,866,500
Virgin Media Secured Finance 6.50% 1/15/18		10,595,000	11,601,525
#Vivendi 144A
4.75% 4/12/22		3,055,000	2,951,527
6.625% 4/4/18		5,377,000	6,103,298
#Wind Acquisition Finance 144A 11.75% 7/15/17		4,555,000	4,498,063
#XM Satellite Radio 144A 13.00% 8/1/13		1,100,000	1,249,875
			125,868,465
Consumer Cyclical – 6.12%
AutoZone 3.70% 4/15/22		3,425,000	3,492,342
Brinker International 5.75% 6/1/14		3,000,000	3,181,290
Chrysler Group 8.25% 6/15/21		2,475,000	2,574,000
Ford Motor 7.45% 7/16/31		1,360,000	1,739,100
Ford Motor Credit 5.00% 5/15/18		4,130,000	4,473,323
#FUEL Trust 144A
3.984% 6/15/16		850,000	881,389
4.207% 4/15/16		740,000	773,421
Historic TW 6.875% 6/15/18		5,285,000	6,509,133
Host Hotels & Resorts
#144A 5.25% 3/15/22		4,520,000	4,514,350
5.875% 6/15/19		2,055,000	2,193,713
#144A 6.00% 10/1/21		1,850,000	1,979,500
#Hyundai Capital 144A
3.50% 9/13/17		2,790,000	2,819,049
4.00% 6/8/17		2,930,000	3,031,551
Lowe's 3.12% 4/15/22		9,980,000	10,139,300
Macy's Retail Holdings
3.875% 1/15/22		2,810,000	2,898,706
5.125% 1/15/42		3,655,000	3,705,311
7.875% 7/15/15		1,799,000	2,115,579
MGM Resorts International 11.375% 3/1/18		2,180,000	2,607,825
OSI Restaurant Partners 10.00% 6/15/15		1,460,000	1,514,750
Quiksilver 6.875% 4/15/15		1,105,000	1,124,338
Ryland Group 8.40% 5/15/17		358,000	398,275
Western Union 3.65% 8/22/18		2,400,000	2,598,413
Wyndham Worldwide
5.625% 3/1/21		5,930,000	6,575,255
5.75% 2/1/18		2,460,000	2,733,997
			74,573,910

Consumer Non-Cyclical – 7.84%
#Aristotle Holding 144A
3.50% 11/15/16	585,000	618,780
3.90% 2/15/22	1,675,000	1,727,215
4.75% 11/15/21	1,325,000	1,452,629
Boston Scientific 6.00% 1/15/20	5,005,000	5,853,913
Corn Products International 6.625% 4/15/37	7,760,000	9,156,831
#Express Scripts Holdings 144A 2.65% 2/15/17	1,410,000	1,436,955
HCA Holdings 7.75% 5/15/21	1,155,000	1,218,525
#Heineken 144A 3.40% 4/1/22	7,720,000	7,843,543
#JBS USA 144A 8.25% 2/1/20	2,500,000	2,537,500
Koninklijke Philips Electronics
3.75% 3/15/22	4,435,000	4,579,067
5.00% 3/15/42	3,270,000	3,418,824
Kroger 3.40% 4/15/22	4,325,000	4,335,722
Mattel 5.45% 11/1/41	5,225,000	5,554,619
Molson Coors Brewing
3.50% 5/1/22	4,290,000	4,336,997
5.00% 5/1/42	5,215,000	5,342,997
#Pernod-Ricard 144A 5.50% 1/15/42	11,511,000	11,810,551
#SABMiller Holdings 144A 3.75% 1/15/22	9,000,000	9,379,134
Safeway 4.75% 12/1/21	6,190,000	6,203,965
Sara Lee 4.10% 9/15/20	942,000	974,355
Tyson Foods 10.50% 3/1/14	2,586,000	2,993,295
#Woolworths 144A
3.15% 4/12/16	1,775,000	1,846,957
4.55% 4/12/21	2,655,000	2,919,403
		95,541,777
Electric – 9.66%
Ameren Illinois 9.75% 11/15/18	7,971,000	10,966,854
#American Transmission Systems 144A 5.25% 1/15/22	2,110,000	2,407,653
Baltimore Gas & Electric 3.50% 11/15/21	6,000,000	6,277,536
CenterPoint Energy 5.95% 2/1/17	5,155,000	5,899,588
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	2,990,000	3,266,575
CMS Energy 5.05% 3/15/22	5,745,000	5,876,572
ComEd Financing III 6.35% 3/15/33	6,500,000	6,411,106
#Enel Finance International 144A 6.25% 9/15/17	5,200,000	5,501,621
•FPL Group Capital
6.35% 10/1/66	4,325,000	4,415,708
6.65% 6/15/67	5,105,000	5,263,811
Great Plains Energy 5.292% 6/15/22	5,295,000	5,799,704
•Integrys Energy Group 6.11% 12/1/66	6,475,000	6,505,698
Ipalco Enterprises 5.00% 5/1/18	2,450,000	2,450,000
LG&E & KU Energy
3.75% 11/15/20	2,410,000	2,459,448
#144A 4.375% 10/1/21	3,850,000	4,073,673
PacifiCorp 2.95% 2/1/22	4,569,000	4,630,819
Pennsylvania Electric 5.20% 4/1/20	4,281,000	4,767,476
•PPL Capital Funding 6.70% 3/30/67	7,315,000	7,249,311
•Puget Sound Energy 6.974% 6/1/67	8,395,000	8,683,796
SCANA 4.125% 2/1/22	4,520,000	4,605,216
•Wisconsin Energy 6.25% 5/15/67	9,859,000	10,190,834
		117,702,999
Energy – 8.38%
Apache
3.25% 4/15/22	2,000,000	2,069,108
4.75% 4/15/43	5,740,000	6,141,427
#Canadian Oil Sands 144A 4.50% 4/1/22	4,750,000	4,887,684
#CNOOC Finance 2012 144A 3.875% 5/2/22	5,580,000	5,596,082
Encana 3.90% 11/15/21	2,520,000	2,486,398
#ENI 144A 4.15% 10/1/20	4,885,000	4,881,410

Husky Energy 3.95% 4/15/22	7,640,000	7,939,396
Laredo Petroleum 9.50% 2/15/19	2,825,000	3,171,063
#Pertamina Persero 144A 4.875% 5/3/22	6,000,000	5,985,000
Petrobras International Finance
3.50% 2/6/17	1,240,000	1,277,521
5.375% 1/27/21	9,490,000	10,443,080
Petrohawk Energy 7.25% 8/15/18	8,475,000	9,672,094
#Petroleos Mexicanos 144A 6.50% 6/2/41	4,446,000	5,179,590
Pride International 6.875% 8/15/20	2,500,000	3,083,770
Transocean 5.05% 12/15/16	8,910,000	9,685,259
Weatherford Bermuda
4.50% 4/15/22	7,855,000	8,123,421
5.95% 4/15/42	1,000,000	1,040,669
9.625% 3/1/19	2,920,000	3,867,925
#Woodside Finance 144A 8.75% 3/1/19	5,105,000	6,576,174
		102,107,071
Finance Companies – 1.98%
FTI Consulting 6.75% 10/1/20	975,000	1,037,156
#GECC/LJ VP Holdings 144A 3.80% 6/18/19	3,795,000	3,828,176
General Electric Capital
2.30% 4/27/17	2,750,000	2,756,958
6.00% 8/7/19	2,039,000	2,413,438
•#ILFC E-Capital Trust I 144A 5.03% 12/21/65	2,400,000	1,692,336
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	3,065,000	2,283,425
International Lease Finance 5.875% 4/1/19	1,625,000	1,598,171
#IPIC GMTN 144A 5.50% 3/1/22	5,429,000	5,700,450
PHH 9.25% 3/1/16	2,810,000	2,880,250
		24,190,360
Insurance – 3.95%
American International Group
5.85% 1/16/18	485,000	534,706
•8.175% 5/15/58	2,675,000	2,872,281
8.25% 8/15/18	3,545,000	4,306,094
•Chubb 6.375% 3/29/67	6,606,000	6,795,923
Coventry Health Care 5.45% 6/15/21	4,515,000	5,106,587
#Highmark 144A
4.75% 5/15/21	1,685,000	1,713,455
6.125% 5/15/41	920,000	973,258
•ING Groep 5.775% 12/29/49	4,765,000	4,097,900
•#Liberty Mutual Group 144A 7.00% 3/15/37	2,775,000	2,511,375
#MetLife Capital Trust X 144A 9.25% 4/8/38	6,730,000	8,244,249
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	3,075,000	3,109,133
w=‡@#Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	3,100,000	0
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	3,870,000	3,811,950
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	4,060,000	4,075,225
		48,152,136
Natural Gas – 5.88%
AmeriGas Finance
6.75% 5/20/20	475,000	486,875
7.00% 5/20/22	470,000	480,575
#Boston Gas 144A 4.487% 2/15/42	7,650,000	7,975,454
El Paso Pipeline Partners Operating 6.50% 4/1/20	7,073,000	8,160,085
•Enbridge Energy Partners 8.05% 10/1/37	6,970,000	7,632,833
Energy Transfer Partners 9.70% 3/15/19	2,677,000	3,452,706
Enterprise Products Operating
•7.034% 1/15/68	7,550,000	8,106,903
9.75% 1/31/14	1,999,000	2,282,612
#Everest Acquisition 144A 6.875% 5/1/19	4,880,000	5,130,100
Kinder Morgan Energy Partners
3.95% 9/1/22	4,340,000	4,379,616
6.95% 1/15/38	2,250,000	2,663,039
9.00% 2/1/19	2,805,000	3,615,081

Plains All American Pipeline 8.75% 5/1/19		1,985,000	2,622,251
•TransCanada PipeLines 6.35% 5/15/67		8,652,000	9,041,443
Williams Partners 7.25% 2/1/17		4,625,000	5,612,017
			71,641,590
Real Estate – 2.88%
Alexandria Real Estate Equities 4.60% 4/1/22		5,140,000	5,171,539
Brandywine Operating Partnership 4.95% 4/15/18		2,850,000	2,915,333
Developers Diversified Realty
7.50% 4/1/17		2,500,000	2,870,198
7.875% 9/1/20		1,125,000	1,353,207
9.625% 3/15/16		1,415,000	1,723,720
Digital Realty Trust
5.25% 3/15/21		5,535,000	5,872,857
5.875% 2/1/20		1,680,000	1,853,762
Health Care REIT
4.125% 4/1/19		3,800,000	3,834,447
5.25% 1/15/22		645,000	684,204
Mack-Cali Realty 4.50% 4/18/22		4,040,000	4,137,643
#WEA Finance 144A 4.625% 5/10/21		4,475,000	4,647,189
			35,064,099
Technology – 3.54%
CDW 12.535% 10/12/17		2,780,000	3,044,100
Corning 4.75% 3/15/42		3,000,000	3,007,308
*First Data 11.25% 3/31/16		2,980,000	2,756,500
GXS Worldwide 9.75% 6/15/15		1,610,000	1,557,675
*Hewlett-Packard 4.05% 9/15/22		5,890,000	5,954,460
National Semiconductor 6.60% 6/15/17		6,644,000	8,260,041
#Samsung Electronics America 144A 1.75% 4/10/17		2,760,000	2,765,713
#Seagate Technology International 144A 10.00% 5/1/14		3,948,000	4,471,110
Tyco Electronics Group 3.50% 2/3/22		5,055,000	5,067,263
Xerox
4.50% 5/15/21		2,885,000	3,017,929
6.35% 5/15/18		2,755,000	3,246,539
			43,148,638
Transportation – 1.07%
CSX 5.60% 5/1/17		2,275,000	2,640,595
#ERAC USA Finance 144A 2.75% 3/15/17		7,635,000	7,691,782
Union Pacific 4.163% 7/15/22		2,455,000	2,701,241
			13,033,618
Total Corporate Bonds (cost $1,006,234,395)			1,047,102,131

Municipal Bonds – 3.86%
California State Various Purpose 5.00% 10/1/41		5,000,000	5,334,450
Los Angeles, California Department of Water & Power Revenue
Taxable Build America Bond 6.574% 7/1/45		5,365,000	7,534,338
Massachusetts Development Finance Agency Revenue (Harvard University) Series B-1 5.00% 10/15/40		10,010,000	11,379,568
Metropolitan Transportation Authority, New York Taxable Build America Bond (Dedicated Tax Fund)
Series C-1 6.687% 11/15/40		4,500,000	5,745,330
New Jersey Transportation Trust Fund Authority Series B 5.00% 6/15/42		5,000,000	5,424,650
San Francisco Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build
America Bond Series S3 6.907% 10/1/50		3,575,000	4,906,509
Triborough Bridge & Tunnel Authority, New York Revenue Taxable Build America Bond
Series A-2 5.45% 11/15/32		5,560,000	6,708,251
Total Municipal Bonds (cost $39,170,210)			47,033,096

ΔRegional Bonds – 0.63%
Australia – 0.33%
New South Wales Treasury 6.00% 4/1/19	AUD	3,405,000	3,952,980
			3,952,980
Canada – 0.30%
Ontario Province 3.15% 6/2/22	CAD	3,595,000	3,660,185
			3,660,185
Total Regional Bonds (cost $7,388,031)			7,613,165

«Senior Secured Loans – 1.19%
Alliance HealthCare Services 7.25% 6/1/16	USD	1,098,130	1,051,460
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		1,624,742	1,629,316
Chrysler Group 6.00% 4/28/17		2,977,500	3,036,455
Immucor Tranche B 7.25% 7/2/18		1,776,075	1,797,725
Kinetic Concepts Tranche B 7.00% 1/12/18		3,067,313	3,136,004
Nuveen Investments 8.25% 3/1/19		1,335,000	1,368,375
Reynolds Group Holdings 6.50% 7/7/18		2,485,345	2,524,762
Total Senior Secured Loans (cost $14,231,618)			14,544,097

ΔSovereign Bonds – 3.12%
Australia – 0.28%
Australian Government Inflation-Linked Bond 4.00% 8/20/15	AUD	1,853,000	3,471,562
			3,471,562
Brazil – 0.21%
Republic of Brazil 5.625% 1/7/41	USD	2,143,000	2,560,885
			2,560,885
Chile – 0.15%
Chile Government International Bond 5.50% 8/5/20	CLP	829,000,000	1,790,613
			1,790,613
Colombia – 0.52%
Colombia Government International Bond 6.125% 1/18/41	USD	5,001,000	6,341,269
			6,341,269
Croatia – 0.21%
#Croatia Government International Bond 144A 6.25% 4/27/17		2,582,000	2,615,390
			2,615,390
Indonesia – 0.61%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	17,218,000,000	2,515,267
#Republic of Indonesia 144A 5.25% 1/17/42	USD	4,788,000	4,925,655
			7,440,922
Mexico – 0.38%
United Mexican 4.75% 3/8/44		4,530,000	4,668,165
			4,668,165
Philippines – 0.22%
Philippine Government International Bond 5.00% 1/13/37		2,490,000	2,630,063
			2,630,063
Republic of Korea – 0.30%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	3,569,405,750	3,615,101
			3,615,101
Russia – 0.20%
Russian-Eurobond 7.50% 3/31/30	USD	2,068,850	2,485,206
			2,485,206
United Kingdom – 0.04%
United Kingdom Gilt 4.00% 3/7/22	GBP	241,362	458,179
			458,179
Total Sovereign Bonds (cost $35,778,759)			38,077,355

		Number of
		Shares
Common Stock – 0.00%
Masco		251	3,308
†United Continental Holdings		40	877
Total Common Stock (cost $1,783)			4,185

Preferred Stock – 1.46%
Alabama Power 5.625%		118,065	2,990,586
Ally Financial
#144A 7.00%		500	424,406
∏•8.50%		80,000	1,792,000
BB&T 5.85%		101,525	2,538,125
GMAC Capital Trust I 8.25%		50,000	1,197,500

PNC Financial Services Group
6.125%		105,000	2,656,500
•8.25%		3,112,000	3,242,819
Regency Centers 6.625%		22,363	571,375
US Bancorp
6.00%		45,000	1,161,000
6.50%		44,000	1,190,640
Total Preferred Stock (cost $17,262,543)			17,764,951

		Number of
		Contracts
Option Purchased – 0.02%
Put Swaption – 0.02%
30 yr IRS strike rate 3.38%, expiration date 2/28/13 (BAML)		33,100,000	220,839
Total Option Purchased (premium paid $344,240)			220,839

		Principal
		Amount°
Short-Term Investments – 2.75%
≠Discount Notes – 0.23%
Federal Home Loan Bank
0.11% 5/25/12	USD	2,007,668	2,007,628
0.115% 6/29/12		734,807	734,735
			2,742,363
Repurchase Agreements – 2.52%
Bank of America 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $7,564,462
(collateralized by U.S. Government obligations 2.25%-4.125%
1/31/15-5/15/15; market value $7,715,715)		7,564,426	7,564,426

BNP Paribas 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $23,145,683
(collateralized by U.S. Government obligations 0.00%-2.375%
7/26/12-10/31/16; market value $23,608,485)		23,145,574	23,145,574
			30,710,000
Total Short-Term Investments (cost $33,452,189)			33,452,363

Total Value of Securities Before Securities Lending Collateral – 100.54%
(cost $1,172,673,381)			1,225,469,561

		Number of
		Shares
**Securities Lending Collateral – 0.01%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		69,915	68,146
Delaware Investments Collateral Fund No.1		80,770	80,770
@†Mellon GSL Reinvestment Trust II		230,639	0
Total Securities Lending Collateral (cost $381,324)			148,916

Total Value of Securities – 100.55%
(cost $1,173,054,705)			1,225,618,477	©
**Obligation to Return Securities Lending Collateral – (0.03%)			(381,324)
Other Liabilities Net of Receivables and Other Assets – (0.52%)			(6,302,296	)«
Net Assets Applicable to 201,241,485 Shares Outstanding – 100.00%			$1,218,934,857

°Principal amount shown is stated in the currency in which each security is denominated.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2012, the aggregate value of Rule 144A securities was $296,046,218, which represented 24.29% of the Fund’s net assets. See Note 5 in "Notes."
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2012.
•Variable rate security. The rate shown is the rate as of April 30, 2012. Interest rates reset periodically.
@Illiquid security. At April 30, 2012, the aggregate value of illiquid securities was $2,511,259, which represented 0.21% of the Fund’s net assets. See Note 5 in “Notes.”
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2012, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s’ net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
*Fully or partially on loan.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2012.
†Non income producing security.
∏Restricted security. This investment is in a security not registered under the Securities Act of 1933, as amended, and has certain restrictions on resale which may limit its liquidity. At April 30, 2012, the aggregate value of the restricted security was $1,792,000, which represented 0.15% of the Fund’s net assets.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes” for additional information on securities lending collateral.
©Includes $366,368 of securities loaned.
«Includes $914,550 cash collateral for futures contracts and foreign currency valued at $821,208 with a cost of $813,150.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at April 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	EUR	(1,550,563)	USD	2,051,115	6/1/12	$(1,861)
BAML	RUB	156,639,390	USD	(5,311,340)	6/1/12	(5,912)
BCLY	EUR	(4,869,619)	USD	6,439,730	6/1/12	(7,745)
GSC	GBP	190,846	USD	(307,873)	6/1/12	1,830
HSBC	EUR	(1,557,611)	USD	2,059,349	6/1/12	(2,960)
JPMC	EUR	(1,180,000)	USD	1,558,308	6/1/12	(4,036)
MSC	EUR	(267,298)	USD	353,268	6/1/12	(640)
						$(21,324)

Futures Contracts

					Unrealized
Contracts		Notional	Notional		Appreciation
to Buy (Sell)		Cost (Proceeds)	Value	Expiration Date	(Depreciation)
(1,285)	U.S. Treasury 10 yr Note	$(167,706,862)	$(169,981,406)	6/29/12	$(2,274,544)
680	U.S. Treasury Long Bond	96,269,647	97,155,000	6/21/12	885,353
		$(71,437,215)			$(1,389,191)

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	ITRAXX Europe Subordinate
	Financials 17.1 5 yr CDS	EUR	2,400,000	5.00%	6/20/17	$120,416
BCLY	Kingdom of Spain 5 yr CDS	USD	5,830,000	1.00%	3/20/17	47,651
BCLY	Nucor 5 yr CDS		6,075,000	1.00%	6/20/17	(14,389)
CITI	CDX.NA.HY.18		2,765,000	5.00%	6/20/17	23,716
JPMC	CDX.NA.HY.18		1,735,000	5.00%	6/20/17	15,946
JPMC	ITRAXX Europe Crossover
	17.1 5 yr CDS	EUR	1,925,000	5.00%	6/20/17	22,916
JPMC	ITRAXX Europe Subordinate
	17.1 5 yr CDS	EUR	1,300,000	5.00%	6/20/17	66,048
JPMC	MeadWestvaco 5 yr CDS	USD	3,900,000	1.00%	12/20/16	(156,264)
MSC	Japan 5 yr CDS		2,500,000	1.00%	9/20/16	(34,458)
MSC	Kingdom of Spain 5 yr CDS		3,581,000	1.00%	6/20/17	(25,765)
MSC	People’s Republic of China 5 yr CDS		4,414,000	1.00%	12/20/16	(193,763)
MSC	Republic of France 5 yr CDS		2,204,000	0.25%	12/20/16	(12,588)
						$(140,534)

	Protection Sold / Moody’s Rating:
BCLY	Barrick Gold 5 yr CDS / Baa	USD	6,075,000	1.00%	6/20/17	$(3,511)
JPMC	Georgia Pacific 5 yr CDS / Baa		3,900,000	1.00%	12/20/16	127,495
JPMC	Tyson Foods CDS / Ba		2,500,000	1.00%	3/20/16	52,060
						$176,044
Total						$35,510

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CITI – Citigroup Global Markets
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
HY – High-Yield
IDR – Indonesian Rupiah
IRS – Interest Rate Swaption
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MSC – Morgan Stanley Capital
REIT – Real Estate Investment Trust
RUB – Russian Ruble
USD – United States Dollar
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Corporate Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008–July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on April 30, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,173,610,427
Aggregate unrealized appreciation	$61,335,789
Aggregate unrealized depreciation	(9,327,739)
Net unrealized appreciation	$52,008,050

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2012:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-
Backed Security	$-	$268,253	$-	$268,253
Corporate Debt	-	1,081,035,354	-	1,081,035,354
Foreign Debt	-	45,690,520	-	45,690,520
Municipal Bonds	-	47,033,096	-	47,033,096
Common Stock	4,185	-	-	4,185
Preferred Stock	14,097,726	3,667,225	-	17,764,951
Option Purchased	-	-	220,839	220,839
Short-Term Investments	-	33,452,363	-	33,452,363
Securities Lending Collateral	-	148,916	-	148,916
Total	$14,101,911	$1,211,295,727	$220,839	$1,225,618,477

Foreign Currency Exchange Contracts	$-	$(21,324)	$-	$(21,324)
Futures Contracts	(1,389,191)	-	-	(1,389,191)
Swap Contracts	-	35,510	-	35,510

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning or end of the period in relation to net assets.

During the period ended April 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, iii) quantitative information about significant unobservable inputs used, iv) a description of the valuation processes used by the reporting entity and v) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the schedule of investments amounts and footnote disclosures, if any.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the period ended April 30, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended April 30, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at July 31, 2011	34	$22,887
Options written	347	219,886
Options expired	(67)	(96,977)
Options terminated in closing purchase transactions	(314)	(145,796)
Options outstanding at April 30, 2012	-	$-

Swap Contracts – The Fund enters into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts outstanding at April 30, 2012.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2012, net unrealized appreciation of CDS contracts was $35,510. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2012, the Fund would have received EUR 5,625,000 and USD 20,529,000 less the value of the contracts’ related reference obligations. The Fund received $130,000 in cash collateral and $2,033,000 in securities collateral for open swap contracts.

As disclosed in the footnotes to the schedule of investments, at April 30, 2012, the notional value of the protection sold was $12,475,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for CDS contracts on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At April 30, 2012, net unrealized appreciation of the protection sold was $176,044.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At April 30, 2012, the value of securities on loan was $366,368, for which cash collateral was received and invested in accordance with the Lending Agreement. At April 30, 2012, the value of invested collateral was $148,916. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to April 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Extended Duration Bond Fund

April 30, 2012

		Principal	Value
		Amount[o]	(U.S. $)
Commercial Mortgage-Backed Securities – 0.02%
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34	USD	110,000	$100,027
Series 2005-CIP1 A2 4.96% 7/12/38		21,002	21,303
Total Commercial Mortgage-Backed Securities (cost $106,858)			121,330

Convertible Bonds – 1.57%
ΦArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		2,472,000	1,965,240
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14		320,000	417,200
Health Care REIT 3.00% exercise price $51.02, expiration date 11/30/29		885,000	1,025,494
L-3 Communications Holdings 3.00% exercise price $96.48, expiration date 8/1/35		3,445,000	3,401,937
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27		825,000	870,375
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27		1,180,000	1,138,700
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		806,000	790,888
PHH 4.00% exercise price $25.80, expiration date 9/1/14		1,183,000	1,147,510
Total Convertible Bonds (cost $10,241,950)			10,757,344

Corporate Bonds – 82.89%
Banking – 10.37%
•Abbey National Capital Trust I 8.963% 12/29/49		3,585,000	3,620,850
Abbey National Treasury Services 4.00% 4/27/16		7,800,000	7,719,052
AgriBank 9.125% 7/15/19		1,210,000	1,556,816
BAC Capital Trust VI 5.625% 3/8/35		3,075,000	3,116,549
Bank of America 5.70% 1/24/22		5,000,000	5,258,665
BB&T Capital Trust II 6.75% 6/7/36		2,403,000	2,458,805
•BB&T Capital Trust IV 6.82% 6/12/57		630,000	638,663
•Bear Stearns 4.923% 12/7/12	AUD	1,410,000	1,463,674
Capital One Capital V 10.25% 8/15/39	USD	3,080,000	3,226,300
City National 5.25% 9/15/20		1,155,000	1,236,388
@#CoBank 144A 7.875% 4/16/18		935,000	1,139,819
Export-Import Bank of Korea 5.00% 4/11/22		3,280,000	3,539,464
•Fifth Third Capital Trust IV 6.50% 4/15/37		3,515,000	3,497,425
Goldman Sachs Group 5.75% 1/24/22		1,735,000	1,815,053
•#HBOS Capital Funding 144A 6.071% 6/29/49		3,320,000	2,241,000
HSBC Holdings 6.10% 1/14/42		2,825,000	3,350,026
JPMorgan Chase Capital XXV 6.80% 10/1/37		4,395,000	4,438,950
KeyBank 6.95% 2/1/28		2,467,000	2,844,828
•#PNC Preferred Funding Trust II 144A 1.696% 3/29/49		3,900,000	2,971,956
•Regions Financing Trust II 6.625% 5/15/47		3,650,000	3,467,500
Santander Holdings USA 4.625% 4/19/16		875,000	872,762
SVB Financial Group 5.375% 9/15/20		1,705,000	1,879,142
•USB Capital IX 3.50% 10/29/49		3,525,000	2,691,408
•#USB Realty 144A 1.614% 12/22/49		1,200,000	898,668
Wachovia Bank 6.60% 1/15/38		2,910,000	3,601,690
Zions Bancorp
5.50% 11/16/15		900,000	909,559
7.75% 9/23/14		750,000	817,689
			71,272,701
Basic Industry – 6.94%
Alcoa 6.75% 7/15/18		1,693,000	1,942,682
ArcelorMittal
6.25% 2/25/22		1,300,000	1,326,608
7.00% 10/15/39		4,880,000	4,772,747

#Barrick Gold 144A 5.25% 4/1/42		3,500,000	3,688,825
Barrick North America Finance 5.70% 5/30/41		1,585,000	1,752,996
CF Industries 7.125% 5/1/20		2,630,000	3,149,425
Dow Chemical
5.25% 11/15/41		3,440,000	3,606,733
8.55% 5/15/19		1,375,000	1,825,803
Georgia-Pacific
8.00% 1/15/24		6,280,000	8,208,016
#144A 8.25% 5/1/16		185,000	204,888
Hexion 8.875% 2/1/18		705,000	742,013
International Paper
6.00% 11/15/41		4,490,000	4,865,884
7.30% 11/15/39		1,000,000	1,241,469
9.375% 5/15/19		1,185,000	1,585,893
#Kinross Gold 144A 6.875% 9/1/41		2,235,000	2,354,836
#LyondellBasell Industries 144A 5.75% 4/15/24		2,040,000	2,116,500
Momentive Performance Materials 11.50% 12/1/16		655,000	545,288
Teck Resources 5.20% 3/1/42		3,895,000	3,805,805
			47,736,411
Brokerage – 1.75%
E Trade Financial 12.50% 11/30/17		1,065,000	1,246,050
Jefferies Group
6.25% 1/15/36		680,000	600,100
6.45% 6/8/27		2,640,000	2,534,400
6.875% 4/15/21		2,025,000	2,027,531
Lazard Group 6.85% 6/15/17		3,271,000	3,616,107
Nuveen Investments 10.50% 11/15/15		1,940,000	2,012,750
			12,036,938
Capital Goods – 1.25%
Ball
7.125% 9/1/16		188,000	206,800
7.375% 9/1/19		282,000	315,135
Clean Harbors 7.625% 8/15/16		468,000	493,740
RSC Equipment Rental 10.25% 11/15/19		820,000	926,600
#URS 144A 5.00% 4/1/22		2,320,000	2,325,188
#Votorantim Cimentos 144A 7.25% 4/5/41		2,900,000	2,979,750
Waste Management 7.10% 8/1/26		1,025,000	1,325,684
			8,572,897
Communications – 10.13%
American Tower 5.90% 11/1/21		2,000,000	2,252,278
#Brasil Telecom 144A 5.75% 2/10/22		3,485,000	3,580,838
Cablevision Systems 8.00% 4/15/20		1,955,000	2,121,175
#CC Holdings GS V 144A 7.75% 5/1/17		235,000	257,325
CenturyLink 7.65% 3/15/42		4,150,000	3,947,404
#Clearwire Communications 144A 12.00% 12/1/15		2,190,000	2,031,225
Comcast 6.95% 8/15/37		5,072,000	6,469,934
Cricket Communications 7.75% 10/15/20		735,000	691,819
Crown Castle International 9.00% 1/15/15		660,000	732,600
#Crown Castle Towers 144A 4.883% 8/15/20		2,000,000	2,125,068
Deutsche Telekom International Finance
#144A 4.875% 3/6/42		5,000,000	4,730,099
8.75% 6/15/30		1,335,000	1,841,104
#Digicel Group 144A
8.875% 1/15/15		1,050,000	1,060,500
10.50% 4/15/18		520,000	575,224
#DIRECTV Holdings 144A
3.80% 3/15/22		1,755,000	1,750,628
5.15% 3/15/42		3,945,000	3,871,509
DISH DBS 7.875% 9/1/19		380,000	441,750
Intelsat Bermuda 11.25% 2/4/17		1,180,000	1,227,200
#Nara Cable Funding 144A 8.875% 12/1/18		2,100,000	1,932,000
#Oi 144A 9.75% 9/15/16	BRL	2,133,000	1,183,353

Qwest Communications International 7.125% 4/1/18	USD	700,000	750,750
Sprint Capital 6.875% 11/15/28		1,460,000	1,098,650
#Sprint Nextel 144A 7.00% 3/1/20		960,000	981,600
Telefonica Emisiones
5.134% 4/27/20		1,000,000	928,298
5.462% 2/16/21		3,280,000	3,087,917
Telesat Canada 11.00% 11/1/15		230,000	245,525
Time Warner 5.375% 10/15/41		500,000	534,039
Time Warner Cable 5.50% 9/1/41		3,500,000	3,703,826
US West Communications 6.875% 9/15/33		3,510,000	3,540,713
#VimpelCom Holdings 144A 7.504% 3/1/22		1,520,000	1,482,000
Virgin Media Secured Finance 6.50% 1/15/18		4,725,000	5,173,874
#Vivendi 144A 4.75% 4/12/22		1,720,000	1,661,744
#Wind Acquisition Finance 144A 11.75% 7/15/17		3,045,000	3,006,938
#XM Satellite Radio 144A 13.00% 8/1/13		570,000	647,663
			69,666,570
Consumer Cyclical – 4.59%
Chrysler Group 8.25% 6/15/21		1,725,000	1,794,000
Ford Motor 7.45% 7/16/31		1,125,000	1,438,594
Ford Motor Credit 5.00% 5/15/18		2,010,000	2,177,089
Harrah's Operating 11.25% 6/1/17		335,000	371,850
Host Hotels & Resorts
5.875% 6/15/19		1,130,000	1,206,275
6.00% 11/1/20		295,000	315,281
#144A 6.00% 10/1/21		900,000	963,000
Lowe's 4.65% 4/15/42		7,610,000	7,740,229
Macy's Retail Holdings
5.125% 1/15/42		4,140,000	4,196,987
8.375% 7/15/15		150,000	176,396
MGM Resorts International
10.375% 5/15/14		90,000	103,050
11.125% 11/15/17		110,000	125,125
11.375% 3/1/18		1,580,000	1,890,075
13.00% 11/15/13		175,000	203,875
OSI Restaurant Partners 10.00% 6/15/15		1,735,000	1,800,063
Quiksilver 6.875% 4/15/15		1,000,000	1,017,500
Ryland Group 8.40% 5/15/17		495,000	550,688
Wyndham Worldwide
4.25% 3/1/22		2,280,000	2,297,862
5.625% 3/1/21		2,880,000	3,193,379
			31,561,318
Consumer Non-Cyclical – 10.14%
Celgene 5.70% 10/15/40		4,895,000	5,400,874
Corn Products International 6.625% 4/15/37		5,325,000	6,283,521
Delhaize Group 5.70% 10/1/40		1,895,000	1,760,929
HCA Holdings 7.75% 5/15/21		570,000	601,350
#Heineken 144A 3.40% 4/1/22		4,205,000	4,272,293
Koninklijke Philips Electronics 5.00% 3/15/42		4,555,000	4,762,307
Kroger
3.40% 4/15/22		2,335,000	2,340,788
5.00% 4/15/42		6,450,000	6,465,693
Mattel 5.45% 11/1/41		3,440,000	3,657,012
Molson Coors Brewing 5.00% 5/1/42		8,415,000	8,621,538
#Pernod-Ricard 144A 5.50% 1/15/42		5,824,000	5,975,558
Quest Diagnostics 5.75% 1/30/40		4,875,000	5,362,286
#SABMiller Holdings 144A 4.95% 1/15/42		8,200,000	8,753,164
Safeway 4.75% 12/1/21		3,505,000	3,512,907
Supervalu 7.50% 11/15/14		460,000	469,775
Tyson Foods 10.50% 3/1/14		1,290,000	1,493,175
			69,733,170
Electric – 10.49%
AES 8.00% 6/1/20		325,000	375,375

Ameren Illinois 9.75% 11/15/18	2,180,000	2,999,340
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	2,055,000	2,245,088
CMS Energy 5.05% 3/15/22	3,600,000	3,682,447
ComEd Financing III 6.35% 3/15/33	4,500,000	4,438,458
Duke Energy Carolinas 4.25% 12/15/41	3,525,000	3,668,231
#Enel Finance International 144A 6.00% 10/7/39	4,800,000	4,072,464
•FPL Group Capital
6.35% 10/1/66	4,362,000	4,453,484
6.65% 6/15/67	975,000	1,005,331
Great Plains Energy 5.292% 6/15/22	3,140,000	3,439,295
•Integrys Energy Group 6.11% 12/1/66	4,110,000	4,129,486
Ipalco Enterprises 5.00% 5/1/18	830,000	830,000
LG&E & KU Energy 3.75% 11/15/20	525,000	535,772
#Oncor Electric Delivery 144A 4.55% 12/1/41	5,500,000	5,052,933
Pacific Gas & Electric 4.45% 4/15/42	3,325,000	3,394,921
•PPL Capital Funding 6.70% 3/30/67	4,780,000	4,737,076
Puget Sound Energy
4.434% 11/15/41	4,870,000	5,117,795
•6.974% 6/1/67	2,495,000	2,580,831
Westar Energy 4.125% 3/1/42	6,500,000	6,478,654
•Wisconsin Energy 6.25% 5/15/67	4,405,000	4,553,263
Xcel Energy 4.80% 9/15/41	4,000,000	4,307,788
		72,098,032
Energy – 7.43%
Apache 4.75% 4/15/43	5,000,000	5,349,675
Canadian Natural Resources 6.50% 2/15/37	2,500,000	3,187,363
#CNOOC Finance 2012 144A 3.875% 5/2/22	1,950,000	1,955,620
Encana 5.15% 11/15/41	1,140,000	1,084,593
#ENI 144A 5.70% 10/1/40	3,450,000	3,506,483
Laredo Petroleum 9.50% 2/15/19	1,910,000	2,143,975
Noble Holding International 5.25% 3/15/42	1,760,000	1,782,637
#Pertamina Persero 144A 4.875% 5/3/22	3,400,000	3,391,500
Petrobras International Finance
5.375% 1/27/21	3,415,000	3,757,968
6.75% 1/27/41	2,880,000	3,473,228
Petrohawk Energy 7.25% 8/15/18	5,575,000	6,362,469
#Petroleos Mexicanos 144A 6.50% 6/2/41	2,998,000	3,492,670
Transocean 6.375% 12/15/21	2,945,000	3,454,944
Weatherford Bermuda 5.95% 4/15/42	7,820,000	8,138,032
		51,081,157
Finance Companies – 2.90%
FTI Consulting
6.75% 10/1/20	865,000	920,144
7.75% 10/1/16	375,000	391,875
#GECC/LJ VP Holdings 144A 3.80% 6/18/19	2,145,000	2,163,752
General Electric Capital 5.875% 1/14/38	5,845,000	6,557,926
•#ILFC E-Capital Trust I 144A 5.03% 12/21/65	1,000,000	705,140
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	1,250,000	931,250
International Lease Finance
5.875% 4/1/19	970,000	953,985
6.25% 5/15/19	1,292,000	1,305,071
#IPIC GMTN 144A 5.50% 3/1/22	3,807,000	3,997,350
PHH 9.25% 3/1/16	1,935,000	1,983,375
		19,909,868
Insurance – 4.92%
American International Group
•8.175% 5/15/58	2,575,000	2,764,906
8.25% 8/15/18	2,470,000	3,000,297
•Chubb 6.375% 3/29/67	2,555,000	2,628,456
Coventry Health Care 5.45% 6/15/21	2,555,000	2,889,774
#Highmark 144A 6.125% 5/15/41	3,410,000	3,607,401
•ING Groep 5.775% 12/29/49	3,200,000	2,752,000

•#Liberty Mutual Group 144A 7.00% 3/15/37	1,600,000	1,448,000
#MetLife Capital Trust IV 144A 7.875% 12/15/37	900,000	1,005,750
#MetLife Capital Trust X 144A 9.25% 4/8/38	3,530,000	4,324,249
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22	1,125,000	1,137,488
Prudential Financial 5.625% 5/12/41	3,210,000	3,371,508
Transatlantic Holdings 8.00% 11/30/39	704,000	805,224
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	1,395,000	1,374,075
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	2,705,000	2,715,144
		33,824,272
Natural Gas – 7.08%
*AGL Capital 5.875% 3/15/41	4,605,000	5,644,694
AmeriGas Finance
6.75% 5/20/20	310,000	317,750
7.00% 5/20/22	305,000	311,863
Boston Gas
#144A 4.487% 2/15/42	4,310,000	4,493,360
@6.95% 12/1/23	200,000	248,561
El Paso Pipeline Partners Operating
6.50% 4/1/20	750,000	865,271
7.50% 11/15/40	3,065,000	3,700,304
•Enbridge Energy Partners 8.05% 10/1/37	4,750,000	5,201,716
Energy Transfer Partners 9.70% 3/15/19	681,000	878,331
•Enterprise Products Operating 7.034% 1/15/68	3,020,000	3,242,761
#Everest Acquisition 144A 6.875% 5/1/19	2,755,000	2,896,194
#KeySpan Gas East 144A 5.819% 4/1/41	1,195,000	1,463,169
Kinder Morgan Energy Partners 6.95% 1/15/38	5,050,000	5,977,044
NiSource Finance
5.95% 6/15/41	3,000,000	3,414,099
6.25% 12/15/40	1,710,000	1,966,141
Plains All American Pipeline 5.15% 6/1/42	3,840,000	3,925,217
•TransCanada Pipelines 6.35% 5/15/67	3,940,000	4,117,347
		48,663,822
Real Estate – 2.01%
Alexandria Real Estate Equities 4.60% 4/1/22	3,215,000	3,234,727
Developers Diversified Realty 7.875% 9/1/20	2,010,000	2,417,731
Digital Realty Trust 5.25% 3/15/21	2,270,000	2,408,561
Health Care REIT 6.50% 3/15/41	3,615,000	3,879,990
#WEA Finance 144A 4.625% 5/10/21	1,805,000	1,874,453
		13,815,462
Technology – 2.05%
Applied Materials 5.85% 6/15/41	1,750,000	2,063,010
CDW 12.535% 10/12/17	1,925,000	2,107,875
Corning 4.75% 3/15/42	6,945,000	6,961,917
First Data 11.25% 3/31/16	1,780,000	1,646,500
GXS Worldwide 9.75% 6/15/15	1,320,000	1,277,100
		14,056,402
Transportation – 0.84%
#ERAC USA Finance 144A 5.625% 3/15/42	5,875,000	5,800,046
		5,800,046
Total Corporate Bonds (cost $543,192,693)		569,829,066

Municipal Bonds – 5.33%
California State 5.00% 10/1/41	2,500,000	2,667,225
Chicago, Illinois O'Hare International Airport Taxable Build America Bond Series B 6.395% 1/1/40	3,800,000	4,826,000
Long Island Power Authority, New York Electric System Revenue Taxable Build America Bond 5.85% 5/1/41	3,600,000	4,212,432
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bond 6.574% 7/1/45	2,225,000	3,124,679
Massachusetts Development Finance Agency Revenue (Harvard University) Series B-1 5.00% 10/15/40	3,975,000	4,518,860
Metropolitan Transportation Authority New York Taxable Build America Bond
(Transportation) Series A2 6.089% 11/15/40	3,205,000	3,941,381
Metropolitan Transportation Authority, New York Dedicated Tax Fund Taxable Build America Bond
(Metropolitan Transit Authority) Series C-1 6.687% 11/15/40	3,000,000	3,830,220

New Jersey Transportation Trust Fund Authority Series B 5.00% 6/15/42		2,500,000	2,712,325
Oregon Department of Transportation Highway User Tax Revenue Taxable Build America Bond
(Subordinate Lien Direct Payment) Series A 5.834% 11/15/34		1,605,000	2,014,596
San Francisco Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bond
Series S3 6.907% 10/1/50		1,485,000	2,038,088
Triborough Bridge & Tunnel Authority, New York Revenue Taxable Build America Bond
Series A-2 5.45% 11/15/32		2,310,000	2,787,061
Total Municipal Bonds (cost $30,281,834)			36,672,867

ΔRegional Bonds – 0.43%
Australia – 0.24%
New South Wales Treasury 6.00% 4/1/19	AUD	1,396,000	1,620,664
			1,620,664
Canada – 0.19%
Ontario Province 3.15% 6/2/22	CAD	1,305,000	1,328,662
			1,328,662
Total Regional Bonds (cost $2,864,326)			2,949,326

«Senior Secured Loans – 1.14%
Alliance HealthCare Services 7.25% 6/1/16	USD	402,994	385,866
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		757,578	759,710
Chrysler Group 6.00% 4/28/17		1,389,500	1,417,012
Immucor Tranche B 7.25% 7/2/18		1,208,925	1,223,662
Kinetic Concepts Tranche B 7.00% 1/12/18		2,119,688	2,167,158
Nuveen Investments 8.25% 3/1/19		620,000	635,500
Reynolds Group Holdings 6.50% 7/7/18		1,235,290	1,254,882
Total Senior Secured Loans (cost $7,665,657)			7,843,790

ΔSovereign Bonds – 2.90%
Australia – 0.19%
Australian Government Inflation-Linked Bond 4.00% 8/20/15	AUD	697,000	1,305,817
			1,305,817
Brazil – 0.19%
Republic of Brazil 5.625% 1/7/41	USD	1,110,000	1,326,450
			1,326,450
Chile – 0.17%
Chile Government International Bond 5.50% 8/5/20	CLP	537,000,000	1,159,902
			1,159,902
Colombia – 0.48%
Colombia Government International Bond 6.125% 1/18/41	USD	2,589,000	3,282,852
			3,282,852
Croatia – 0.22%
#Croatia Government International Bond 144A 6.25% 4/27/17		1,471,000	1,490,023
			1,490,023
Indonesia – 0.62%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	7,466,000,000	1,090,660
#Republic of Indonesia 144A 5.25% 1/17/42	USD	3,121,000	3,210,729
			4,301,389
Mexico – 0.39%
United Mexican 4.75% 3/8/44		2,590,000	2,668,995
			2,668,995
Philippines – 0.25%
Philippine Government International Bond 5.00% 1/13/37		1,640,000	1,732,250
			1,732,250
Republic of Korea – 0.20%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	1,373,368,580	1,390,950
			1,390,950
Russia – 0.16%
Russian-Eurobond 7.50% 3/31/30	USD	933,800	1,121,727
			1,121,727

United Kingdom – 0.03%
United Kingdom Gilt 4.00% 3/7/22	GBP	96,253	182,718
			182,718
Total Sovereign Bonds (cost $18,879,881)			19,963,073

U.S. Treasury Obligations – 2.05%
U.S. Treasury Bond 3.125% 11/15/41	USD	4,460,000	4,474,633
^∞U.S. Treasury Strip Principal 3.191% 11/15/41		25,505,000	9,605,260
Total U.S. Treasury Obligations (cost $14,411,941)			14,079,893

		Number of
		Shares
Preferred Stock – 1.57%
Alabama Power 5.625%		16,200	410,346
Ally Financial
#144A 7.00%		1,390	1,179,849
∏•8.50%		40,000	896,000
BB&T 5.85%		57,275	1,431,875
PNC Financial Services Group
6.125%		60,000	1,518,000
•8.25%		1,615,000	1,682,890
Regency Centers 6.625%		87,759	2,242,243
US Bancorp
6.00%		10,000	258,000
6.50%		44,000	1,190,640
Total Preferred Stock (cost $10,833,144)			10,809,843

		Number of
		Contracts
Option Purchased – 0.02%
Put Swaption – 0.02%
30 yr IRS, strike rate 3.38%, expiration date 2/28/13 (BAML)		20,900,000	139,442
Total Options Purchased (premium paid $217,360)			139,442

		Principal
		Amount°
Short-Term Investments – 1.28%
≠Discount Note – 0.16%
Federal Home Loan Bank
0.11% 5/25/12	USD	823,237	823,221
0.115% 6/29/12		301,305	301,275
			1,124,496
Repurchase Agreements – 1.12%
Bank of America 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $1,888,775
(collateralized by U.S. Government obligations 2.25%-4.125%
1/31/15-5/15/15; market value $1,926,542)		1,888,766	1,888,766

BNP Paribas 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $5,779,261
(collateralized by U.S. Government obligations 0.00%-2.375%
7/26/12-10/31/16; market value $5,894,818)		5,779,234	5,779,234
			7,668,000
Total Short-Term Investments (cost $8,792,424)			8,792,496

Total Value of Securities Before Securities Lending Collateral – 99.20%
(cost $647,488,068)			681,958,470

		Number of
		Shares
**Securities Lending Collateral – 0.17%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		40,196	39,179
Delaware Investments Collateral Fund No.1		1,129,726	1,129,726
†@Mellon GSL Reinvestment Trust II		96,378	0
Total Securities Lending Collateral (cost $1,266,300)			1,168,905

Total Value of Securities – 99.37%
(cost $648,754,368)			683,127,375	©
**Obligation to Return Securities Lending Collateral – (0.18%)			(1,266,300)
Receivables and Other Assets Net of Other Liabilities – 0.81%			5,578,423	«
Net Assets Applicable to 103,441,846 Shares Outstanding – 100.00%			$687,439,498

°Principal amount shown is stated in the currency in which each security is denominated.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2012, the aggregate value of Rule 144A securities was $142,605,454, which represented 20.74% of the Fund’s net assets. See Note 5 in "Notes."
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2012.
•Variable rate security. The rate shown is the rate as of April 30, 2012. Interest rates reset periodically.
@Illiquid security. At April 30, 2012, the aggregate value of illiquid securities was $1,388,380, which represented 0.20% of the Fund’s net assets. See Note 5 in “Notes.”
*Fully or partially on loan.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2012.
^Zero coupon security. The rate shown is the yield at the time of purchase.
∞Fully or partially pledged as collateral for futures contracts.
∏Restricted security. This investment is in a security not registered under the Securities Act of 1933, as amended, and has certain restrictions on resale which may limit its liquidity. At April 30, 2012, the aggregate value of the restricted security was $896,000, which represented 0.13% of the Fund’s net assets.
≠The rate shown is the effective yield at the time of purchase.
†Non income producing security.
**See Note 4 in “Notes” for additional information on securities lending collateral.
©Includes $1,231,904 of securities loaned.
«Includes foreign currency valued at $321,150 with a cost of $318,307.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at April 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	EUR	(774,643)	USD	1,024,713	6/1/12	$(930)
BAML	RUB	102,313,590	USD	(3,469,257)	6/1/12	(3,861)
BCLY	EUR	(2,213,335)	USD	2,926,981	6/1/12	(3,520)
GSC	GBP	8,880	USD	(14,326)	6/1/12	85
HSBC	EUR	(2,553,455)	USD	3,375,974	6/1/12	(4,852)
JPMC	EUR	(443,000)	USD	585,026	6/1/12	(1,515)
MSC	EUR	(406,648)	USD	537,437	6/1/12	(974)
						$(15,567)

Futures Contracts

					Unrealized
Contracts		Notional	Notional		Appreciation
to Buy (Sell)		Cost (Proceeds)	Value	Expiration Date	(Depreciation)
(669)	U.S. Treasury 10 yr Note	$(87,416,856)	$(88,496,156)	6/29/12	$(1,079,300)
1,083	U.S. Treasury Long Bond	153,004,218	154,733,625	6/21/12	1,729,407
381	U.S. Treasury Ultra Term Bond	59,819,202	60,126,562	6/30/12	307,360
		$125,406,564			$957,467

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	ITRAXX Europe Subordinate
	Financials 17.1 5 yr CDS	EUR	1,100,000	5.00%	6/20/17	$55,191
BCLY	Kingdom of Spain 5 yr CDS	USD	3,300,000	1.00%	3/20/17	26,972
BCLY	Nucor 5 yr CDS		3,425,000	1.00%	6/20/17	(8,112)
CITI	CDX.NA.HY. 18		1,735,000	5.00%	6/20/17	14,881
JPMC	CDX.NA.HY. 18		2,765,000	5.00%	6/20/17	25,413
JPMC	ITRAXX Europe Crossover
	Financials 17.1 5 yr CDS	EUR	1,255,000	5.00%	6/20/17	14,940
JPMC	ITRAXX Europe Subordinate
	Financials 17.1 5 yr CDS	EUR	1,860,000	5.00%	6/20/17	94,500
JPMC	MeadWestvaco 5 yr CDS	USD	2,600,000	1.00%	12/20/16	(104,176)
MSC	Japan 5 yr CDS		1,390,000	1.00%	9/20/16	(19,158)
MSC	Kingdom of Spain 5 yr CDS		2,031,000	1.00%	6/20/17	(14,613)
MSC	People’s Republic of China
	5 yr CDS		2,975,000	1.00%	12/20/16	(130,595)
MSC	Republic of France 5 yr CDS		1,498,000	0.25%	12/20/16	(8,556)
						$(53,313)
	Protection Sold / Moody’s Rating:
BCLY	Barrick Gold 5 yr CDS / BBB	USD	3,425,000	1.00%	6/20/17	$(1,980)
JPMC	Georgia Pacific 5 yr CDS / Baa		2,600,000	1.00%	12/20/16	84,997
JPMC	Tyson Foods CDS / Ba		1,100,000	1.00%	3/20/16	22,906
						105,923
Total						$52,610

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CITI – Citigroup Global Markets
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
HY – High-Yield
IDR – Indonesian Rupiah
IRS – Interest Rate Swaption
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MSC – Morgan Stanley Capital
REIT – Real Estate Investment Trust
RUB – Russian Ruble
USD – United States Dollar
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Extended Duration Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008–July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on April 30, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$648,986,796
Aggregate unrealized appreciation	$38,951,483
Aggregate unrealized depreciation	(4,810,904)
Net unrealized appreciation	$34,140,579

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2012:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed
Securities	$-	$121,330	$-	$121,330
Corporate Debt	-	588,430,200	-	588,430,200
Foreign Debt	-	22,912,399	-	22,912,399
Municipal Bonds	-	36,672,867	-	36,672,867
U.S. Treasury Obligations	-	14,079,893	-	14,079,893
Preferred Stock	7,947,103	2,862,740	-	10,809,843
Option Purchased	-	-	139,442	139,442
Short-Term Investments	-	8,792,496	-	8,792,496
Securities Lending Collateral	-	1,168,905	-	1,168,905
Total	$7,947,103	$675,040,830	$139,442	$683,127,375

Foreign Currency
Exchange Contracts	$-	$(15,567)	$-	$(15,567)
Futures Contracts	957,467	-	-	957,467
Swap Contracts	-	52,610	-	52,610

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning or end of the period in relation to net assets.

During the period ended April 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, iii) quantitative information about significant unobservable inputs used, iv) a description of the valuation processes used by the reporting entity and v) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the schedule of investments amounts and footnote disclosures, if any.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the period ended April 30, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended April 30, 2012 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at July 31, 2011	17	$11,643
Options written	450	186,459
Options expired	(33)	(48,890)
Options terminated in closing
purchase transactions	(434)	(149,212)
Options outstanding at April 30, 2012	-	$-

Swap Contracts – The Fund enters into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No inflation swap contracts outstanding at April 30, 2012.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2012, net unrealized appreciation of CDS contracts was $52,610. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2012, the Fund would have received EUR 4,215,000 and USD 14,594,000 less the value of the contracts' related reference obligations. The Fund received $1,158,000 in securities collateral for open swap contracts.

As disclosed in the footnotes to the schedule of investments, at April 30, 2012, the notional value of the protection sold was $7,125,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for CDS contracts on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At April 30, 2012, net unrealized appreciation of the protection sold was $105,923.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At April 30, 2012, the value of securities on loan was $1,231,904, for which cash collateral was received and invested in accordance with the Lending Agreement. At April 30, 2012, the value of invested collateral was $1,168,905. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral."

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to April 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware High-Yield Opportunities Fund

April 30, 2012

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds – 92.79%
Automotive – 3.96%
American Axle & Manufacturing
7.75% 11/15/19	$1,836,000	$1,992,060
*7.875% 3/1/17	778,000	807,175
ArvinMeritor
8.125% 9/15/15	2,003,000	2,135,699
10.625% 3/15/18	1,247,000	1,360,789
Chrysler Group 8.25% 6/15/21	8,680,000	9,027,199
Ford Motor Credit 12.00% 5/15/15	1,971,000	2,498,243
#International Automotive Components Group 144A 9.125% 6/1/18	2,689,000	2,487,325
#Jaguar Land Rover 144A 8.125% 5/15/21	2,740,000	2,877,000
		23,185,490
Banking – 3.27%
BAC Capital Trust VI 5.625% 3/8/35	4,703,000	4,766,547
•Fifth Third Capital Trust IV 6.50% 4/15/37	4,109,000	4,088,455
•#HBOS Capital Funding 144A 6.071% 6/29/49	5,800,000	3,915,000
•Regions Financing Trust ll 6.625% 5/15/47	6,668,000	6,334,600
		19,104,602
Basic Industry – 13.30%
AK Steel 7.625% 5/15/20	2,898,000	2,796,570
#APERAM 144A 7.75% 4/1/18	2,095,000	2,011,200
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	3,137,000	2,840,554
#Essar Steel Algoma 144A 9.875% 6/15/15	2,673,000	2,472,525
#FMG Resources August 2006 144A
6.875% 2/1/18	1,945,000	2,008,213
*6.875% 4/1/22	1,905,000	1,938,338
7.00% 11/1/15	1,832,000	1,905,280
Headwaters 7.625% 4/1/19	2,685,000	2,638,013
Hexion US Finance
8.875% 2/1/18	437,000	459,943
9.00% 11/15/20	1,402,000	1,342,415
Immucor 11.125% 8/15/19	2,347,000	2,643,309
*#Ineos Group Holdings 144A 8.50% 2/15/16	8,785,000	8,631,262
Interface 7.625% 12/1/18	1,722,000	1,868,370
#International Wire Group Holdings 144A 9.75% 4/15/15	2,060,000	2,178,450
#JMC Steel Group 144A 8.25% 3/15/18	2,755,000	2,865,200
#Kinove German Bondco 144A 9.625% 6/15/18	2,665,000	2,784,925
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	2,714,000	2,754,710
#LyondellBasell Industries 144A
5.75% 4/15/24	2,900,000	3,008,749
6.00% 11/15/21	1,390,000	1,508,150
#MacDermid 144A 9.50% 4/15/17	2,850,000	2,985,375
#Masonite International 144A 8.25% 4/15/21	3,607,000	3,769,314
#Millar Western Forest Products 144A 8.50% 4/1/21	1,965,000	1,621,125
Momentive Performance Materials
*9.00% 1/15/21	1,647,000	1,432,890
11.50% 12/1/16	2,014,000	1,676,655
#Murray Energy 144A 10.25% 10/15/15	2,145,000	2,048,475
Norcraft Finance 10.50% 12/15/15	1,757,000	1,651,580
Nortek 8.50% 4/15/21	2,659,000	2,639,058
Ply Gem Industries 13.125% 7/15/14	1,481,000	1,503,215
=@PT Holdings 12.431% 8/27/12	1,049,959	477,731
Ryerson
•7.922% 11/1/14	837,000	816,075
12.00% 11/1/15	1,924,000	2,015,390
^Ryerson Holding 19.957% 2/1/15	4,371,000	2,414,978
#Taminco Global Chemical 144A 9.75% 3/31/20	3,924,000	4,120,199
		77,828,236
Capital Goods – 4.68%
Anixter 10.00% 3/15/14	1,284,000	1,409,190
Berry Plastics
*9.75% 1/15/21	3,476,000	3,814,910
10.25% 3/1/16	1,686,000	1,753,440
#DAE Aviation Holdings 144A 11.25% 8/1/15	2,497,000	2,590,638
Kratos Defense & Security Solutions 10.00% 6/1/17	2,629,000	2,839,320
Mueller Water Products 7.375% 6/1/17	2,700,000	2,720,250
#Reynolds Group Issuer 144A
8.50% 2/15/21	820,000	795,400
9.00% 4/15/19	2,311,000	2,334,110
9.875% 8/15/19	5,825,000	6,079,843
#Sealed Air 144A
8.125% 9/15/19	526,000	590,435
8.375% 9/15/21	734,000	836,760

TriMas 9.75% 12/15/17	1,425,000	1,588,875
		27,353,171
Consumer Cyclical – 6.54%
Brown Shoe 7.125% 5/15/19	2,143,000	2,105,498
*Burlington Coat Factory Warehouse 10.00% 2/15/19	3,084,000	3,315,300
CKE Restaurants 11.375% 7/15/18	1,797,000	2,080,028
Dave & Buster's 11.00% 6/1/18	2,879,000	3,123,715
DineEquity 9.50% 10/30/18	3,792,000	4,209,119
Express 8.75% 3/1/18	1,384,000	1,539,700
#Landry's 144A 9.375% 5/1/20	2,902,000	2,970,923
*Levi Strauss 7.625% 5/15/20	1,300,000	1,402,375
Michaels Stores
11.375% 11/1/16	838,000	894,573
13.00% 11/1/16	956,000	1,019,335
#Monitronics International 144A 9.125% 4/1/20	1,330,000	1,336,650
OSI Restaurant Partners 10.00% 6/15/15	1,384,000	1,435,900
Quiksilver 6.875% 4/15/15	2,917,000	2,968,048
#Rite Aid 144A 9.25% 3/15/20	4,217,000	4,290,797
Sealy Mattress 8.25% 6/15/14	2,940,000	2,940,000
Tops Holding 10.125% 10/15/15	2,446,000	2,629,450
		38,261,411
Consumer Non-Cyclical – 1.97%
Dean Foods 7.00% 6/1/16	1,191,000	1,244,595
Del Monte 7.625% 2/15/19	2,572,000	2,610,580
#JBS USA 144A 8.25% 2/1/20	2,679,000	2,719,185
NBTY 9.00% 10/1/18	2,837,000	3,145,523
#Spectrum Brands 144A 6.75% 3/15/20	476,000	488,495
*Visant 10.00% 10/1/17	1,362,000	1,299,008
		11,507,386
Energy – 11.69%
American Petroleum Tankers Parent 10.25% 5/1/15	1,866,000	1,973,295
AmeriGas Finance 7.00% 5/20/22	1,984,000	2,028,640
Antero Resources Finance 9.375% 12/1/17	2,272,000	2,493,520
Calumet Specialty Products Partners 9.375% 5/1/19	4,093,000	4,287,417
Chaparral Energy 8.25% 9/1/21	3,986,000	4,265,019
Cimarex Energy 5.875% 5/1/22	268,000	278,050
Comstock Resources 7.75% 4/1/19	1,570,000	1,467,950
Copano Energy
7.125% 4/1/21	1,072,000	1,136,320
7.75% 6/1/18	1,370,000	1,455,625
Crosstex Energy 8.875% 2/15/18	1,609,000	1,733,698
#Everest Acquisition 144A 6.875% 5/1/19	1,364,000	1,433,905
Frontier Oil 6.875% 11/15/18	2,200,000	2,310,000
#Helix Energy Solutions Group 144A 9.50% 1/15/16	726,000	763,208
#Hercules Offshore 144A
7.125% 4/1/17	685,000	685,856
10.50% 10/15/17	3,526,000	3,702,299
#Hilcorp Energy I 144A 8.00% 2/15/20	2,246,000	2,464,985
#Holly Energy Partners 144A 6.50% 3/1/20	794,000	803,925
#Kodiak Oil & Gas 144A 8.125% 12/1/19	2,721,000	2,887,661
Laredo Petroleum
#144A 7.375% 5/1/22	730,000	757,375
9.50% 2/15/19	2,823,000	3,168,818
Linn Energy
#144A 6.50% 5/15/19	858,000	866,580
8.625% 4/15/20	1,717,000	1,884,408
#NFR Energy 144A 9.75% 2/15/17	3,497,000	3,094,845
Oasis Petroleum 7.25% 2/1/19	2,105,000	2,241,825
Offshore Group Investments
11.50% 8/1/15	2,144,000	2,355,720
#144A 11.50% 8/1/15	541,000	594,424
Petroleum Development 12.00% 2/15/18	1,670,000	1,811,950
Pioneer Drilling
9.875% 3/15/18	2,190,000	2,321,400
#144A 9.875% 3/15/18	972,000	1,030,320
Quicksilver Resources 9.125% 8/15/19	2,036,000	1,974,920
Range Resources 5.00% 8/15/22	2,818,000	2,814,478
#Samson Investment 144A 9.75% 2/15/20	2,689,000	2,810,005
SandRidge Energy
7.50% 3/15/21	2,487,000	2,524,305
#144A 8.125% 10/15/22	1,469,000	1,525,924
8.75% 1/15/20	426,000	455,820
		68,404,490
Financial Services – 2.72%
E Trade Financial 12.50% 11/30/17	1,854,000	2,169,180
•#ILFC E-Capital Trust I 144A 5.03% 12/21/65	2,460,000	1,734,644
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	4,420,000	3,292,900
International Lease Finance 5.875% 4/1/19	1,667,000	1,639,478
#Neuberger Berman Group 144A
5.625% 3/15/20	541,000	551,820
5.875% 3/15/22	1,087,000	1,111,458

Nuveen Investments 10.50% 11/15/15	5,189,000	5,383,587
		15,883,067
Healthcare – 4.87%
Alere 9.00% 5/15/16	2,411,000	2,504,426
#AMGH Merger Sub 144A 9.25% 11/1/18	2,421,000	2,505,735
Community Health Systems
#144A 8.00% 11/15/19	2,376,000	2,518,226
8.875% 7/15/15	697,000	720,524
HCA 7.50% 2/15/22	2,773,000	2,991,373
HealthSouth 7.75% 9/15/22	529,000	572,643
#Kinetic Concepts 144A
10.50% 11/1/18	2,352,000	2,437,260
12.50% 11/1/19	2,084,000	1,938,120
LVB Acquisition 11.625% 10/15/17	3,481,000	3,794,289
#Multiplan 144A 9.875% 9/1/18	2,617,000	2,852,530
#PSS World Medical 144A 6.375% 3/1/22	1,047,000	1,078,410
Radnet Management 10.375% 4/1/18	1,864,000	1,859,340
#STHI Holding 144A 8.00% 3/15/18	2,513,000	2,688,910
		28,461,786
Insurance – 3.05%
•American International Group 8.175% 5/15/58	4,163,000	4,470,021
•ING Groep 5.775% 12/29/49	6,864,000	5,903,040
•#Liberty Mutual Group 144A 7.00% 3/15/37	4,185,000	3,787,425
•XL Group 6.50% 12/31/49	4,430,000	3,710,125
		17,870,611
Media – 7.33%
Affinion Group 7.875% 12/15/18	2,884,000	2,530,710
#AMC Networks 144A 7.75% 7/15/21	2,654,000	2,979,115
Cablevision Systems 8.00% 4/15/20	2,374,000	2,575,790
CCO Holdings
7.00% 1/15/19	282,000	303,150
8.125% 4/30/20	2,182,000	2,454,750
Clear Channel Communications 9.00% 3/1/21	6,082,000	5,534,619
#Clear Channel Worldwide Holdings 144A 7.625% 3/15/20	2,312,000	2,295,400
DISH DBS 6.75% 6/1/21	2,350,000	2,585,000
Entravision Communications 8.75% 8/1/17	1,955,000	2,072,300
MDC Partners 11.00% 11/1/16	3,507,000	3,831,398
#Nara Cable Funding 144A 8.875% 12/1/18	1,700,000	1,564,000
Nexstar Broadcasting 8.875% 4/15/17	2,023,000	2,169,668
#ONO Finance II 144A 10.875% 7/15/19	4,816,000	4,117,680
#Univision Communications 144A 8.50% 5/15/21	4,217,000	4,185,372
#UPC Holding 144A 9.875% 4/15/18	2,072,000	2,299,920
Virgin Media Finance 8.375% 10/15/19	1,249,000	1,408,248
		42,907,120
Services – 9.70%
Beazer Homes USA 9.125% 5/15/19	1,259,000	1,060,708
#Caesars Entertainment Operating 144A 8.50% 2/15/20	1,488,000	1,536,360
Cardtronics 8.25% 9/1/18	989,000	1,097,790
Casella Waste Systems 7.75% 2/15/19	2,918,000	2,888,820
#Chester Downs & Marina 144A 9.25% 2/1/20	1,399,000	1,475,945
#Delta Air Lines 144A 12.25% 3/15/15	1,916,000	2,093,230
#Equinox Holdings 144A 9.50% 2/1/16	1,889,000	2,037,759
Iron Mountain 8.375% 8/15/21	795,000	870,525
Kansas City Southern de Mexico
6.125% 6/15/21	843,000	931,515
8.00% 2/1/18	1,641,000	1,842,023
M/I Homes 8.625% 11/15/18	3,794,000	3,812,970
#Meritage Homes 144A 7.00% 4/1/22	590,000	600,325
MGM Resorts International
7.75% 3/15/22	1,970,000	2,024,175
11.375% 3/1/18	5,979,000	7,152,378
#NCL 144A 9.50% 11/15/18	526,000	583,860
Peninsula Gaming 10.75% 8/15/17	1,310,000	1,450,825
PHH 9.25% 3/1/16	2,813,000	2,883,325
Pinnacle Entertainment
7.75% 4/1/22	1,181,000	1,254,813
*8.75% 5/15/20	1,632,000	1,807,440
RSC Equipment Rental III
8.25% 2/1/21	2,993,000	3,247,405
10.25% 11/15/19	163,000	184,190
#Seven Seas Cruises 144A 9.125% 5/15/19	2,882,000	2,961,255
Standard Pacific 10.75% 9/15/16	901,000	1,040,655
Swift Services Holdings 10.00% 11/15/18	1,106,000	1,213,835
*#Swift Transportation 144A 12.50% 5/15/17	1,001,000	1,069,478
#Taylor Morrison Communities 144A 7.75% 4/15/20	2,654,000	2,740,255
#United Air Lines 144A 12.00% 11/1/13	2,476,000	2,630,750
#UR Financing Escrow 144A
5.75% 7/15/18	541,000	559,935
7.625% 4/15/22	868,000	920,080
West 7.875% 1/15/19	2,585,000	2,769,181
		56,741,805
Technology & Electronics – 8.15%
Advanced Micro Devices 7.75% 8/1/20	3,795,000	4,202,963

Aspect Software 10.625% 5/15/17	2,118,000	2,303,325
Avaya
9.75% 11/1/15	417,000	415,436
PIK 10.125% 11/1/15	3,324,000	3,311,535
CDW 12.535% 10/12/17	3,795,000	4,155,525
Fidelity National Information Services 7.875% 7/15/20	1,200,000	1,350,000
First Data
#144A 7.375% 6/15/19	556,000	571,290
11.25% 3/31/16	9,250,000	8,556,249
GXS Worldwide 9.75% 6/15/15	3,003,000	2,905,403
iGate 9.00% 5/1/16	2,639,000	2,876,510
#Kemet 144A 10.50% 5/1/18	3,448,000	3,706,600
#Lawson Software 144A 9.375% 4/1/19	4,355,000	4,572,749
MagnaChip Semiconductor 10.50% 4/15/18	2,659,000	2,998,023
Seagate HDD Cayman 7.75% 12/15/18	2,628,000	2,910,510
#Viasystems 144A 7.875% 5/1/19	2,785,000	2,833,738
		47,669,856
Telecommunications – 9.70%
#Clearwire Communications 144A 12.00% 12/1/15	4,579,000	4,247,023
#Columbus International 144A 11.50% 11/20/14	2,800,000	3,066,000
Cricket Communications 7.75% 10/15/20	2,356,000	2,217,585
#Digicel Group 144A
8.875% 1/15/15	765,000	772,650
10.50% 4/15/18	4,724,000	5,225,688
Hughes Satellite Systems 7.625% 6/15/21	2,639,000	2,873,211
#Integra Telecom Holdings 144A 10.75% 4/15/16	2,009,000	1,908,550
Intelsat Bermuda
11.25% 2/4/17	4,277,000	4,448,080
PIK 11.50% 2/4/17	3,679,300	3,844,869
#Intelsat Jackson Holdings 144A 7.25% 10/15/20	1,186,000	1,242,335
Level 3 Communications 11.875% 2/1/19	2,183,000	2,488,620
Level 3 Financing 10.00% 2/1/18	2,437,000	2,680,700
MetroPCS Wireless 6.625% 11/15/20	1,354,000	1,306,610
NII Capital 7.625% 4/1/21	1,345,000	1,257,575
PAETEC Holding 9.875% 12/1/18	1,707,000	1,941,713
Satmex Escrow
9.50% 5/15/17	1,320,000	1,382,700
#144A 9.50% 5/15/17	124,000	129,890
Sprint Capital 8.75% 3/15/32	1,676,000	1,428,790
Sprint Nextel
8.375% 8/15/17	2,257,000	2,183,648
#144A 9.125% 3/1/17	3,359,000	3,342,205
Telesat Canada 12.50% 11/1/17	1,333,000	1,499,625
#Wind Acquisition Finance 144A
7.25% 2/15/18	2,720,000	2,586,500
11.75% 7/15/17	4,730,000	4,670,874
		56,745,441
Utilities – 1.86%
#AES 144A 7.375% 7/1/21	1,305,000	1,458,338
#Calpine 144A
7.50% 2/15/21	1,612,000	1,732,900
7.875% 1/15/23	1,042,000	1,127,965
Elwood Energy 8.159% 7/5/26	1,220,229	1,247,685
GenOn Americas Generation 8.50% 10/1/21	2,012,000	1,820,860
GenOn Energy 9.875% 10/15/20	1,126,000	1,064,070
NRG Energy 7.875% 5/15/21	2,481,000	2,437,582
		10,889,400
Total Corporate Bonds (cost $523,543,429)		542,813,872

«Senior Secured Loans – 1.49%
Brock Holdings III 10.00% 2/15/18	925,000	903,031
Consolidated Container 5.75% 9/28/14	3,005,000	2,870,722
Dynegy Power 1st Lien 9.25% 7/11/16	2,452,675	2,576,854
PQ 6.74% 7/30/15	2,504,000	2,394,450
Total Senior Secured Loans (cost $8,366,011)		8,745,057

	Number of
	Shares
Common Stock – 0.28%
†Alliance HealthCare Services	107,528	147,313
=∏†Avado Brands	10,210	0
=†Calpine	2,490,000	0
=†Century Communications	4,250,000	0
†Delta Air Lines	266	2,915
†DIRECTV Class A	19,150	943,521
†Flextronics International	49,950	332,667
†GenOn Energy	5,032	10,718
†GeoEye	7,900	181,068
=∏†PT Holdings	3,285	33
Total Common Stock (cost $4,863,509)		1,618,235

Preferred Stock – 1.00%
#Ally Financial 144A	4,800	4,074,300
•GMAC Capital Trust I 8.125%	73,000	1,748,350

=†PT Holdings	657	0
Total Preferred Stock (cost $5,477,652)		5,822,650

Warrant – 0.00%
=∏@†PT Holdings	657	7
Total Warrant (cost $15,768)		7

	Principal
	Amount (U.S. $)
Short-Term Investments – 2.79%
Repurchase Agreements – 2.79%
Bank of America 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $4,025,594
(collateralized by U.S. government obligations 2.25%-4.125%
1/31/15-5/15/15; market value $4,106,087)	$4,025,575	4,025,575

BNP Paribas 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $12,317,483
(collateralized by U.S. government obligations 0.00%-2.375%
7/26/12-10/31/16; market value $12,563,773)	12,317,425	12,317,425
Total Short-Term Investments (cost $16,343,000)		16,343,000

Total Value of Securities Before Securities Lending Collateral – 98.35%
(cost $558,609,369)		575,342,821

	Number of
	Shares
**Securities Lending Collateral – 0.08%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	261,427	254,813
Delaware Investments Collateral Fund No. 1	201,157	201,157
†@Mellon GSL Reinvestment Trust II	514,615	0
Total Securities Lending Collateral (cost $977,199)		455,970

Total Value of Securities – 98.43%
(cost $559,586,568)		575,798,791	©
**Obligation to Return Securities Lending Collateral – (0.17%)		(977,199)
Receivables and Other Assets Net of Other Liabilities – 1.74%		10,156,217
Net Assets Applicable to 142,321,442 Shares Outstanding – 100.00%		$584,977,809

*Fully or partially on loan.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2012, the aggregate value of Rule 144A securities was $219,603,669, which represented 37.54% of the Fund’s net assets. See Note 4 in “Notes.”
•Variable rate security. The rate shown is the rate as of April 30, 2012. Interest rates reset periodically.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2012, the aggregate value of fair valued securities was $477,771, which represented 0.08% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At April 30, 2012, the aggregate value of illiquid securities was $477,738, which represented 0.08% of the Fund’s net assets. See Note 4 in “Notes.”
^Zero coupon security. The rate shown is the yield at the time of purchase.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2012.
†Non income producing security.
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At April 30, 2012, the aggregate value of restricted securities was $40, which represented 0.00% of the Fund’s net assets.
**See Note 3 in "Notes” for additional information on securities lending collateral.
©Includes $941,947 of securities loaned.

PIK – Pay-in-kind

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds – Delaware High-Yield Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities are valued using the evaluated mean. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008–July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on April 30, 2012.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$560,341,806
Aggregate unrealized appreciation	$28,022,720
Aggregate unrealized depreciation	(12,565,735)
Net unrealized appreciation	$15,456,985

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2011 will expire as follows: $2,444,810 expires in 2016 and $40,500,385 expires in 2017. The use of these losses is subject to an annual limitation in accordance with the internal revenue code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,618,202	$-	$33	$1,618,235
Corporate Debt	-	551,081,198	477,731	551,558,929
Short-Term Investments	-	16,343,000	-	16,343,000
Securities Lending Collateral	-	455,970	-	455,970
Other	1,748,350	4,074,300	7	5,822,657
Total	$3,366,552	$571,954,468	$477,771	$575,798,791

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning or end of the period in relation to net assets.

During the period ended April 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, iii) quantitative information about significant unobservable inputs used, iv) a description of the valuation processes used by the reporting entity and v) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the schedule of investments amounts and footnote disclosures, if any.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At April 30, 2012, the value of the securities on loan was $941,947, for which cash collateral was received and invested in accordance with the Lending Agreement. At April 30, 2012, the value of invested collateral was $455,970. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to April 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Core Bond Fund

April 30, 2012

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Securities – 0.06%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$ 11,004	$11,670
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	7,359	7,745
•Series 2002-W11 AV1 0.579% 11/25/32	1,169	1,079
Total Agency Asset-Backed Securities (cost $19,424)		20,494

Agency Collateralized Mortgage Obligations – 2.67%
Fannie Mae REMICs
Series 2004-49 EB 5.00% 7/25/24	50,681	55,890
Series 2006-105 ME 5.50% 11/25/36	235,000	278,443
Series 2010-35 AB 5.00% 11/25/49	88,877	95,969
Series 2010-116 Z 4.00% 10/25/40	37,284	39,002
Fannie Mae Whole Loan Series 2003-W15 2A7 5.55% 8/25/43	17,789	19,629
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	35,143	40,253
Series 3027 DE 5.00% 9/15/25	59,682	65,422
Series 3656 PM 5.00% 4/15/40	10,000	11,393
•Series 3800 AF 0.74% 2/15/41	139,521	139,641
GNMA Series 2010-113 KE 4.50% 9/20/40	50,000	56,182
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	20,000	21,240
•Vendee Mortgage Trust Series 2000-1 1A 6.813% 1/15/30	20,258	24,104
Total Agency Collateralized Mortgage Obligations (cost $816,971)		847,168

Agency Mortgage-Backed Securities – 28.19%
•Fannie Mae ARM
2.315% 12/1/33	18,059	19,038
2.325% 8/1/34	22,372	23,755
Fannie Mae Relocation 30 yr 5.00% 1/1/34	1,252	1,347
Fannie Mae S.F. 15 yr
3.00% 3/1/27	848,441	887,823
3.50% 8/1/26	229,312	242,199
4.00% 11/1/25	276,821	297,952
5.00% 9/1/25	427,650	463,443
8.00% 10/1/14	6	6
Fannie Mae S.F. 15 yr TBA
3.00% 5/1/27	434,000	452,852
3.50% 5/1/27	719,000	758,545
3.50% 5/1/27	1,120,000	1,162,876
Fannie Mae S.F. 20 yr 5.50% 8/1/28	42,202	46,219
Fannie Mae S.F. 30 yr
3.50% 3/1/42	294,559	306,197
4.00% 1/1/42	285,720	302,645
5.00% 12/1/37	3,579	3,889
5.00% 2/1/38	3,413	3,708
6.00% 9/1/36	43,538	48,274
6.00% 7/1/38	207,571	230,152
6.00% 12/1/38	199,741	221,471
6.00% 3/1/39	21,591	23,940
6.00% 10/1/39	201,196	223,084
6.00% 11/1/39	234,171	259,604
6.00% 1/1/40	322,488	357,571
6.00% 4/1/40	79,688	88,308
6.00% 2/1/41	203,852	226,729
7.50% 12/1/32	4,891	5,406
9.50% 4/1/18	611	714
Fannie Mae S.F. 30 yr TBA
4.00% 5/1/42	215,000	227,396
5.50% 5/1/42	155,000	169,483
6.00% 5/1/42	453,000	500,777
6.00% 6/1/42	220,000	242,963
•Freddie Mac ARM
2.457% 4/1/33	5,132	5,159
2.498% 7/1/36	7,303	7,738
2.56% 4/1/34	3,571	3,797
5.041% 8/1/38	180,869	195,278
Freddie Mac Relocation 15 yr 3.50% 10/1/18	1,634	1,692
Freddie Mac S.F. 15 yr
5.00% 4/1/20	9,142	9,901
5.50% 7/1/24	87,989	95,792

Freddie Mac S.F. 30 yr
5.50% 7/1/40	365,000	398,549
6.00% 8/1/38	153,976	171,617
6.00% 10/1/38	215,807	240,532
GNMA I S.F. 15 yr 7.50% 4/15/13	125	125
GNMA I S.F. 30 yr 7.50% 2/15/32	2,306	2,714
Total Agency Mortgage-Backed Securities (cost $8,853,897)		8,931,260

Commercial Mortgage-Backed Securities – 2.78%
Bank of America Merrill Lynch Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38	9,398	9,503
Series 2005-1 A3 4.877% 11/10/42	5,840	5,837
•Bear Stearns Commercial Mortgage Securities Series 2005-PW10 A4 5.405% 12/11/40	25,000	27,997
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	120,000	131,784
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.596% 2/15/39	14,532	15,312
•General Electric Capital Commercial Mortgage Series 2005-C4 A2 5.305% 11/10/45	6,063	6,061
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	20,000	21,562
Series 2005-GG4 A4 4.761% 7/10/39	35,000	37,250
Series 2005-GG4 A4A 4.751% 7/10/39	105,000	114,106
•Series 2006-GG6 A4 5.553% 4/10/38	25,000	27,853
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP4 A4 4.918% 10/1/42	30,000	32,543
Series 2005-LDP5 A4 5.372% 12/15/44	15,000	16,790
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	160,000	176,143
•Series 2007-T27 A4 5.817% 6/13/42	190,000	220,189
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36	35,000	39,118
Total Commercial Mortgage-Backed Securities (cost $782,643)		882,048

Corporate Bonds – 25.72%
Banking – 5.34%
Abbey National Treasury Services 4.00% 4/27/16	70,000	69,274
Bank of America
3.75% 7/12/16	25,000	24,916
3.875% 3/22/17	65,000	64,909
5.70% 1/24/22	35,000	36,811
BB&T
3.95% 3/22/22	35,000	36,033
5.20% 12/23/15	30,000	33,360
5.25% 11/1/19	101,000	112,282
Capital One Capital V 10.25% 8/15/39	30,000	31,425
City National 5.25% 9/15/20	30,000	32,114
Fifth Third Bancorp 3.50% 3/15/22	20,000	20,065
Goldman Sachs Group 5.75% 1/24/22	25,000	26,154
HSBC Holdings 4.00% 3/30/22	90,000	91,621
JPMorgan Chase 4.50% 1/24/22	20,000	21,346
JPMorgan Chase Capital XXV 6.80% 10/1/37	70,000	70,700
KeyCorp 5.10% 3/24/21	105,000	118,251
Lloyds TSB Bank 4.20% 3/28/17	55,000	55,861
PNC Funding
3.30% 3/8/22	20,000	20,267
5.125% 2/8/20	170,000	196,247
Santander Holdings USA 4.625% 4/19/16	20,000	19,949
SunTrust Banks
3.50% 1/20/17	40,000	41,074
3.60% 4/15/16	20,000	20,807
SVB Financial Group 5.375% 9/15/20	50,000	55,107
US Bancorp 3.15% 3/4/15	55,000	58,182
•USB Capital IX 3.50% 4/15/49	70,000	53,446
Wachovia
•0.837% 10/15/16	20,000	18,628
5.25% 8/1/14	200,000	215,166
5.625% 10/15/16	35,000	39,443
Wells Fargo 3.50% 3/8/22	25,000	25,375
Zions Bancorporation 7.75% 9/23/14	75,000	81,769
		1,690,582
Basic Industry – 2.57%
Alcoa
5.40% 4/15/21	25,000	26,322
6.75% 7/15/18	45,000	51,637
ArcelorMittal
6.25% 2/25/22	60,000	61,228
9.85% 6/1/19	45,000	54,464
#Barrick Gold 144A
3.85% 4/1/22	30,000	31,025
5.25% 4/1/42	10,000	10,540

Domtar 4.40% 4/1/22	25,000	25,195
Dow Chemical 8.55% 5/15/19	118,000	156,686
Georgia-Pacific 8.00% 1/15/24	50,000	65,350
International Paper
4.75% 2/15/22	85,000	90,914
9.375% 5/15/19	5,000	6,692
#Kinross Gold 144A 5.125% 9/1/21	35,000	36,271
Lubrizol 5.50% 10/1/14	15,000	16,735
Rayonier 3.75% 4/1/22	75,000	74,443
Teck Resources 5.20% 3/1/42	45,000	43,970
Vale Overseas 4.375% 1/11/22	60,000	61,774
		813,246
Brokerage – 0.25%
Jefferies Group
5.875% 6/8/14	10,000	10,475
6.45% 6/8/27	15,000	14,400
Lazard Group 6.85% 6/15/17	50,000	55,275
		80,150
Capital Goods – 0.10%
Stanley Black & Decker 3.40% 12/1/21	30,000	30,995
		30,995
Communications – 2.50%
American Tower
4.70% 3/15/22	45,000	46,287
5.90% 11/1/21	85,000	95,722
CenturyLink 5.80% 3/15/22	70,000	69,527
#Crown Castle Towers 144A 4.883% 8/15/20	85,000	90,315
#DIRECTV Holdings 144A 3.80% 3/15/22	110,000	109,726
Interpublic Group 4.00% 3/15/22	90,000	90,140
Omnicom Group 3.625% 5/1/22	60,000	60,174
Qwest 6.75% 12/1/21	15,000	16,936
Telefonica Emisiones 6.421% 6/20/16	85,000	87,579
Time Warner Cable
8.25% 2/14/14	5,000	5,630
8.25% 4/1/19	45,000	58,695
#Vivendi 144A 6.625% 4/4/18	55,000	62,429
		793,160
Consumer Cyclical – 1.20%
AutoZone 3.70% 4/15/22	25,000	25,492
CVS Caremark 4.75% 5/18/20	55,000	62,505
Historic TW 6.875% 6/15/18	80,000	98,529
Lowe's 3.12% 4/15/22	75,000	76,197
Western Union 3.65% 8/22/18	25,000	27,067
Wyndham Worldwide 4.25% 3/1/22	90,000	90,705
		380,495
Consumer Non-Cyclical – 3.33%
Boston Scientific 6.00% 1/15/20	35,000	40,936
Celgene 3.95% 10/15/20	35,000	36,692
#Express Scripts Holding 144A
2.65% 2/15/17	70,000	71,338
3.90% 2/15/22	40,000	41,247
4.75% 11/15/21	20,000	21,926
#Heineken 144A 3.40% 4/1/22	60,000	60,960
Koninklijke Philips Electronics
3.75% 3/15/22	35,000	36,137
5.00% 3/15/42	35,000	36,593
Kroger 3.40% 4/15/22	50,000	50,124
Molson Coors Brewing
3.50% 5/1/22	30,000	30,329
5.00% 5/1/42	45,000	46,104
Quest Diagnostics
4.70% 4/1/21	120,000	132,681
4.75% 1/30/20	5,000	5,477
#SABMiller Holdings 144A 3.75% 1/15/22	200,000	208,425
Safeway 4.75% 12/1/21	45,000	45,102
#Woolworths 144A
3.15% 4/12/16	40,000	41,622
4.55% 4/12/21	40,000	43,983
Yale University 2.90% 10/15/14	20,000	21,125
Zimmer Holdings 4.625% 11/30/19	75,000	84,283
		1,055,084
Electric – 1.72%
Baltimore Gas & Electric 3.50% 11/15/21	55,000	57,544
Commonwealth Edison 3.40% 9/1/21	65,000	69,059
Great Plains Energy 5.292% 6/15/22	40,000	43,813
•Integrys Energy Group 6.11% 12/1/66	25,000	25,119
LG&E & KU Energy
3.75% 11/15/20	55,000	56,128
#144A 4.375% 10/1/21	30,000	31,743

PacifiCorp 2.95% 2/1/22	65,000	65,879
PPL Electric Utilities 3.00% 9/15/21	20,000	20,594
SCANA 4.125% 2/1/22	115,000	117,168
•Wisconsin Energy 6.25% 5/15/67	55,000	56,851
		543,898
Energy – 2.84%
Apache
3.25% 4/15/22	75,000	77,592
4.75% 4/15/43	35,000	37,448
Encana 3.90% 11/15/21	75,000	74,000
Husky Energy 3.95% 4/15/22	90,000	93,527
Noble Holding International
3.95% 3/15/22	40,000	40,717
5.25% 3/15/42	30,000	30,386
Petrobras International Finance
3.50% 2/6/17	25,000	25,756
5.375% 1/27/21	95,000	104,542
Pride International 6.875% 8/15/20	80,000	98,681
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	63,999	68,959
Transocean
5.05% 12/15/16	30,000	32,610
6.375% 12/15/21	35,000	41,060
Weatherford International
4.50% 4/15/22	55,000	56,879
9.625% 3/1/19	35,000	46,362
#Woodside Finance 144A
8.125% 3/1/14	30,000	33,282
8.75% 3/1/19	30,000	38,645
		900,446
Financials – 0.57%
General Electric Capital
2.30% 4/27/17	20,000	20,051
4.65% 10/17/21	65,000	70,809
6.00% 8/7/19	75,000	88,772
		179,632
Insurance – 1.13%
•Chubb 6.375% 3/29/67	35,000	36,006
#Highmark 144A
4.75% 5/15/21	20,000	20,338
6.125% 5/15/41	5,000	5,289
MetLife 6.817% 8/15/18	185,000	228,906
Prudential Financial
3.875% 1/14/15	20,000	21,113
6.00% 12/1/17	40,000	47,095
		358,747
Natural Gas – 1.53%
Energy Transfer Partners 9.70% 3/15/19	18,000	23,216
Enterprise Products Operating
4.85% 8/15/42	15,000	14,802
9.75% 1/31/14	70,000	79,931
Kinder Morgan Energy Partners
3.95% 9/1/22	45,000	45,411
9.00% 2/1/19	50,000	64,440
Plains All American Pipeline 8.75% 5/1/19	45,000	59,446
Southern Natural Gas 4.40% 6/15/21	20,000	21,127
Southwest Gas 3.875% 4/1/22	15,000	15,721
•TransCanada Pipelines 6.35% 5/15/67	55,000	57,476
Williams Partners 7.25% 2/1/17	85,000	103,140
		484,710
Real Estate – 1.18%
Alexandria Real Estate Equities 4.60% 4/1/22	65,000	65,398
Brandywine Operating Partnership 4.95% 4/15/18	30,000	30,688
Digital Realty Trust
5.25% 3/15/21	40,000	42,442
5.875% 2/1/20	35,000	38,620
Health Care REIT 5.25% 1/15/22	5,000	5,304
Mack-Cali Realty 4.50% 4/18/22	30,000	30,725
Regency Centers
4.80% 4/15/21	15,000	15,860
5.875% 6/15/17	14,000	15,835
UDR 4.625% 1/10/22	80,000	83,832
#WEA Finance 144A 4.625% 5/10/21	45,000	46,732
		375,436
Technology – 1.12%
Hewlett-Packard 4.05% 9/15/22	90,000	90,984
National Semiconductor 6.60% 6/15/17	50,000	62,162
#Seagate Technology International 144A 10.00% 5/1/14	25,000	28,313

Symantec 4.20% 9/15/20	20,000	20,948
Tyco Electronics Group 3.50% 2/3/22	40,000	40,097
Xerox
4.50% 5/15/21	45,000	47,073
6.35% 5/15/18	55,000	64,813
		354,390
Transportation – 0.34%
Burlington Northern Santa Fe 4.40% 3/15/42	25,000	24,654
#ERAC USA Finance 144A 2.75% 3/15/17	60,000	60,447
Union Pacific 4.163% 7/15/22	20,000	22,006
		107,107
Total Corporate Bonds (cost $7,865,186)		8,148,078

Municipal Bond – 0.70%
Massachusetts Development Finance Agency Revenue (Harvard University) Series B-1 5.00% 10/15/40	195,000	221,680
Total Municipal Bond (cost $203,286)		221,680

Non-Agency Asset-Backed Securities – 4.83%
•Ally Master Owner Trust Series 2011-1 A1 1.11% 1/15/16	100,000	100,742
•American Express Credit Account Master Trust Series 2011-1 A 0.41% 4/17/17	100,000	100,216
Bank of America Auto Trust Series 2012-1 A3 0.78% 6/15/16	70,000	70,063
BMW Vehicle Lease Trust Series 2012-1 A3 0.75% 2/20/15	90,000	90,007
•Capital One Multi-Asset Execution Trust
Series 2004-A1 A1 0.45% 12/15/16	80,000	80,088
Series 2006-A12 A 0.30% 7/15/16	100,000	99,874
Series 2007-A4 A4 0.27% 3/16/15	100,000	99,995
•Citibank Credit Card Issuance Trust
Series 2008-A6 A6 1.44% 5/22/17	115,000	118,697
Series 2009-A2 A2 1.79% 5/15/14	100,000	100,061
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16	50,000	50,961
•Ford Credit Floorplan Master Owner Trust Series 2012-1 A 0.71% 1/15/16	150,000	150,415
•GE Capital Credit Card Master Note Trust Series 2011-1 A 0.79% 1/15/17	100,000	100,640
#Great America Leasing Receivables Series 2011-1 A3 144A 1.69% 2/15/14	35,000	35,134
Harley Davidson Motorcycle Trust Series 2008-1 A4 4.90% 12/15/13	22,448	22,599
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16	31,976	32,101
Series 2011-A A4 1.96% 4/16/18	35,000	35,803
•Merrill Auto Trust Securitization Series 2007-1 A4 0.30% 12/15/13	201	201
Mid-State Trust Series 11 A1 4.864% 7/15/38	24,656	25,075
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14	50,000	50,003
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.39% 1/15/15	45,000	45,344
•#Volkswagen Credit Auto Master Trust Series 2011-1A NOTE 144A 0.92% 9/20/16	120,000	120,717
Total Non-Agency Asset-Backed Securities (cost $1,526,748)		1,528,736

ΔRegional Bond – 0.13%
Canada – 0.13%
Province of British Columbia 1.20% 4/25/17	40,000	40,085
Total Regional Bond (cost $39,971)		40,085

Supranational Bank – 0.28%
International Finance 0.50% 5/15/15	90,000	89,059
Total Supranational Bank (cost $89,879)		89,059

U.S. Treasury Obligations – 30.95%
U.S. Treasury Bonds
3.125% 11/15/41	140,000	140,459
3.125% 2/15/42	15,000	15,045
U.S. Treasury Notes
0.25% 11/30/13	115,000	115,023
0.25% 3/31/14	1,225,000	1,225,048
0.875% 4/30/17	905,000	907,969
1.00% 3/31/17	1,800,000	1,818,281
2.00% 2/15/22	5,540,000	5,582,414
Total U.S. Treasury Obligations (cost $9,736,552)		9,804,239

	Number of
	Shares
Preferred Stock – 0.24%
Alabama Power 5.625%	825	20,897
BB&T 5.85%	775	19,375
•PNC Financial Services Group 8.25%	35,000	36,472
Total Preferred Stock (cost $69,852)		76,744

	Number of
	Contracts
Option Purchased – 0.13%
Call Option – 0.13%
U.S. 10 yr Futures Option, strike price $131.50, expires 8/25/12 (JPMC)	32	39,500
Total Option Purchased (cost $32,091)		39,500

	Principal
	Amount (U.S. $)
Short-Term Investments – 14.80%
≠Discount Notes – 4.65%
Federal Home Loan Bank
0.11% 5/25/12	$1,079,906	1,079,884
0.115% 6/29/12	395,245	395,207
		1,475,091
Repurchase Agreements – 10.15%
Bank of America 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $791,916
(collateralized by U.S. government obligations 2.25%-4.125%
1/31/15-5/15/15; market value $807,751)	791,912	791,912

BNP Paribas 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $2,423,099
(collateralized by U.S. government obligations 0.00%-2.375%
7/26/12-10/31/16; market value $2,471,549)	2,423,088	2,423,088
		3,215,000
Total Short-Term Investments (cost $4,689,997)		4,690,091

Total Value of Securities – 111.48%
(cost $34,726,497)		35,319,182
Liabilities Net of Receivables and Other Assets – (11.48%)		(3,636,695	)z
Net Assets Applicable to 2,880,275 Shares Outstanding – 100.00%		$31,682,487

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2012, the aggregate value of Rule 144A securities was $1,453,871 which represented 4.59% of the Fund’s net assets. See Note 5 in “Notes.”
•Variable rate security. The rate shown is the rate as of April 30, 2012. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΔSecurity have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
zOf this amount, $4,731,113 represents payable for securities purchased and $942,291 represents receivable for securities sold as of April 30, 2012.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
GNMA – Government National Mortgage Association
JPMC – JPMorgan Chase Bank
NCUA – National Credit Union Administration
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds (Trust) – Delaware Core Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Options on futures contracts are valued at the daily quoted settlement prices. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008 – July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on April 30, 2012.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At April 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$34,744,244
Aggregate unrealized appreciation	$631,102
Aggregate unrealized depreciation	(56,164)
Net unrealized appreciation	$574,938

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2012:

	Level 1	Level 2	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$12,209,706	$12,209,706
Corporate Debt	-	8,148,078	8,148,078
Foreign Debt	-	129,144	129,144
Municipal Bond	-	221,680	221,680
Short-Term Investments	-	4,690,091	4,690,091
Preferred Stock	40,272	36,472	76,744
Option Purchased	39,500	-	39,500
U.S. Treasury Obligations	-	9,804,239	9,804,239
Total	$79,772	$35,239,410	$35,319,182

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning or end of the period in relation to net assets.

During the period ended April 30, 2012, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, iii) quantitative information about significant unobservable inputs used, iv) a description of the valuation processes used by the reporting entity and v) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the schedule of investments amounts and footnote disclosures, if any.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Options Contracts – During the six months ended April 30, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the period ended April 30, 2012, the Fund had no securities out on loan.

5. Credit and Market Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities maybe more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of April 30, 2012, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to April 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Diversified Floating Rate Fund

April 30, 2012

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 1.54%
•Fannie Mae REMICs
Series 2004-36 FA 0.639% 5/25/34	USD	90,874	$90,969
Series 2005-66 FD 0.539% 7/25/35		108,145	107,933
Series 2005-106 QF 0.749% 12/25/35		619,957	620,763
Series 2006-105 FB 0.659% 11/25/36		148,397	148,397
Series 2007-109 NF 0.789% 12/25/37		50,604	50,744
•Freddie Mac REMICs
Series 3067 FA 0.59% 11/15/35		246,122	245,805
Series 3239 EF 0.59% 11/15/36		231,456	231,154
Series 3241 FM 0.62% 11/15/36		34,127	34,104
Series 3780 LF 0.64% 3/15/29		47,588	47,506
Total Agency Collateralized Mortgage Obligations (cost $1,570,802)			1,577,375

Agency Mortgage-Backed Security – 0.03%
•Freddie Mac ARM 4.669% 2/1/35		31,070	32,724
Total Agency Mortgage-Backed Security (cost $32,818)			32,724

Commercial Mortgage-Backed Security – 0.59%
•#American Tower Trust Series 2007-1A AFL 144A 0.43% 4/15/37		625,000	607,890
Total Commercial Mortgage-Backed Security (cost $604,492)			607,890

Convertible Bonds – 1.60%
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25		205,000	206,025
Health Care REIT 3.00% exercise price $51.08, expiration date 11/30/29		160,000	185,400
L-3 Communications Holdings 3.00% exercise price $96.48, expiration date 8/1/35		310,000	306,125
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27		205,000	216,275
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27		334,000	322,310
Mylan 3.75% exercise price $13.32, expiration date 9/15/15		19,000	33,416
PHH 4.00% exercise price $25.80, expiration date 9/1/14		365,000	354,050
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17		14,000	14,578
Transocean 1.50% exercise price $158.97, expiration date 12/15/37		4,000	3,980
Total Convertible Bonds (cost $1,593,790)			1,642,159

Corporate Bonds – 54.55%
Advertising – 0.29%
Interpublic Group 4.00% 3/15/22		150,000	150,234
Omnicom Group 3.625% 5/1/22		150,000	150,435
			300,669
Auto Manufacturer – 1.07%
•#Daimler Finance North America 144A 1.674% 9/13/13		690,000	695,020
•#Volkswagen International Finance NV 144A 1.224% 3/21/14		400,000	400,079
			1,095,099
Auto Parts & Equipment – 1.23%
#Delphi 144A 6.125% 5/15/21		265,000	283,550
•Johnson Controls 0.941% 2/4/14		974,000	976,029
			1,259,579
Banking – 12.69%
•Abbey National Treasury Services 2.046% 4/25/14		785,000	754,741
•#Australia & New Zealand Banking Group 144A 1.209% 1/10/14		350,000	350,181
Bank of America
•1.886% 1/30/14		180,000	176,893
3.75% 7/12/16		55,000	54,816
3.875% 3/22/17		65,000	64,909
5.70% 1/24/22		100,000	105,173
•Bank of Montreal 0.936% 4/29/14		625,000	626,316
•Barclays Bank 1.509% 1/13/14		595,000	595,509
•Branch Banking & Trust
0.622% 9/13/16		775,000	731,251
0.793% 5/23/17		750,000	700,508
•Capital One Financial 1.617% 7/15/14		565,000	561,464
City National 5.25% 9/15/20		50,000	53,523
•#CoBank 144A 1.074% 6/15/22		75,000	59,793
Fifth Third Bank
•0.605% 5/17/13		700,000	694,644
3.50% 3/15/22		40,000	40,131

•Fifth Third Capital Trust IV 6.50% 4/15/37		50,000	49,750
Goldman Sachs Group
3.30% 5/3/15		420,000	419,702
5.75% 1/24/22		75,000	78,461
#HSBC Bank 144A 4.75% 1/19/21		150,000	161,514
HSBC Holdings 4.00% 3/30/22		105,000	106,891
JPMorgan Chase
4.50% 1/24/22		100,000	106,732
•4.63% 6/21/12	AUD	100,000	104,121
•JPMorgan Chase Bank 2.326% 6/13/16	USD	650,000	607,812
Lloyds TSB Bank 4.20% 3/28/17		160,000	162,504
•#National Australia Bank 144A 1.189% 4/11/14		990,000	991,758
•National City Bank 0.845% 6/7/17		250,000	235,011
•PNC Funding 0.666% 1/31/14		935,000	928,592
Regions Financial 5.75% 6/15/15		140,000	148,050
•#Standard Chartered 144A 1.46% 5/12/14		500,000	499,874
•SunTrust Bank 0.782% 8/24/15		985,000	910,821
•#Swedbank 144A 0.917% 1/14/13		100,000	100,064
•U.S. Bank 0.747% 10/14/14		420,000	417,335
•USB Capital IX 3.50% 4/15/49		460,000	351,219
•Wachovia 0.837% 10/15/16		695,000	647,315
Wells Fargo 3.50% 3/8/22		60,000	60,899
•Wells Fargo Bank 0.708% 5/16/16		250,000	235,389
Zions Bancorporation
4.50% 3/27/17		90,000	90,563
7.75% 9/23/14		15,000	16,354
			13,000,583
Basic Industry – 0.11%
ArcelorMittal 6.25% 2/25/22		115,000	117,354
			117,354
Beverages – 2.35%
•Anheuser-Busch InBev Worldwide 0.827% 7/14/14		350,000	350,919
•Coca-Cola Enterprises 0.793% 2/18/14		550,000	551,140
#Heineken 144A 3.40% 4/1/22		200,000	203,201
Molson Coors Brewing 3.50% 5/1/22		205,000	207,246
#Pernod-Ricard 144A 4.45% 1/15/22		450,000	467,594
#SABMiller Holdings 144A 3.75% 1/15/22		600,000	625,276
			2,405,376
Chemicals – 1.65%
CF Industries 7.125% 5/1/20		250,000	299,375
Dow Chemical 8.55% 5/15/19		140,000	185,900
•duPont (E.I.) deNemours 0.894% 3/25/14		920,000	928,298
#LyondellBasell Industries 144A 5.75% 4/15/24		270,000	280,125
			1,693,698
Commercial Services – 0.47%
•Western Union 6.25% 3/7/13		475,000	477,612
			477,612
Diversified Financial Services – 4.33%
•#American Honda Finance 144A 0.897% 11/7/12		250,000	250,372
#CDP Financial 144A 4.40% 11/25/19		250,000	275,650
#Crown Castle Towers 144A 4.883% 8/15/20		1,200,000	1,275,040
#ERAC USA Finance 144A 5.25% 10/1/20		120,000	132,332
General Electric Capital
•1.474% 9/23/13		168,000	168,814
2.30% 4/27/17		250,000	250,633
#144A 3.80% 6/18/19		250,000	252,186
4.65% 10/17/21		232,000	252,732
International Lease Finance
5.875% 4/1/19		40,000	39,340
6.25% 5/15/19		360,000	363,641
•#MassMutual Global Funding II 144A 0.973% 9/27/13		300,000	300,649
•#USB Realty 144A 1.614% 12/22/49		300,000	224,667
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32		650,000	652,437
			4,438,493
Electric – 5.82%
Ameren Illinois 9.75% 11/15/18		165,000	227,014
•CMS Energy 1.417% 1/15/13		600,000	598,500
Commonwealth Edison 1.95% 9/1/16		200,000	204,721
•DTE Energy 1.18% 6/3/13		900,000	904,054
Georgia Power
•0.737% 1/15/13		250,000	250,037
•0.794% 3/15/13		342,000	342,266
Great Plains Energy 5.292% 6/15/22		155,000	169,774
•Integrys Energy Group 6.11% 12/1/66		80,000	80,379

LG&E & KU Energy 3.75% 11/15/20	350,000	357,181
NextEra Energy Capital Holdings
•0.92% 11/9/12	1,510,000	1,508,234
•6.35% 10/1/66	190,000	193,985
•Northeast Utilities 1.224% 9/20/13	400,000	401,374
PacifiCorp 2.95% 2/1/22	70,000	70,947
•PPL Capital Funding 6.70% 3/30/67	45,000	44,596
SCANA 4.125% 2/1/22	105,000	106,980
•Southern California Edison 0.924% 9/15/14	440,000	440,563
•Wisconsin Energy 6.25% 5/15/67	55,000	56,851
		5,957,456
Electronics – 1.01%
Koninklijke Philips Electronics 3.75% 3/15/22	125,000	129,061
•Texas Instruments 0.683% 5/15/13	900,000	903,332
		1,032,393
Food – 1.07%
•General Mills 0.848% 5/16/14	780,000	781,393
Kroger 3.40% 4/15/22	160,000	160,397
Safeway 4.75% 12/1/21	155,000	155,350
		1,097,140
Forest Products & Paper – 1.22%
Domtar 4.40% 4/1/22	50,000	50,391
Georgia-Pacific 8.00% 1/15/24	450,000	588,154
International Paper 4.75% 2/15/22	570,000	609,664
		1,248,209
Gas – 1.20%
CenterPoint Energy 6.50% 5/1/18	150,000	178,735
•Sempra Energy 1.234% 3/15/14	700,000	701,013
Southwest Gas 3.875% 4/1/22	335,000	351,105
		1,230,853
Healthcare Products – 0.13%
Medtronic 3.125% 3/15/22	100,000	102,723
•Universal Hospital Services 4.121% 6/1/15	35,000	33,338
		136,061
Healthcare Services – 1.14%
•Quest Diagnostics 1.324% 3/24/14	1,115,000	1,124,578
•Select Medical Holdings 6.494% 9/15/15	50,000	47,625
		1,172,203
Insurance – 2.67%
•Berkshire Hathaway Finance 0.799% 1/10/14	820,000	823,319
•Chubb 6.375% 3/29/67	260,000	267,475
•#MetLife Institutional Funding II 144A 1.368% 4/4/14	1,150,000	1,154,692
•#New York Life Global Funding 144A 0.728% 4/4/14	485,000	484,682
		2,730,168
Lodging – 0.17%
Wyndham Worldwide 4.25% 3/1/22	170,000	171,332
		171,332
Media – 0.72%
#DIRECTV Holdings 144A 3.80% 3/15/22	310,000	309,228
Time Warner Cable 8.25% 4/1/19	125,000	163,043
#Vivendi 144A 6.625% 4/4/18	230,000	261,067
		733,338
Mining – 0.53%
Alcoa
5.40% 4/15/21	90,000	94,759
6.75% 7/15/18	140,000	160,647
#Anglo American Capital 144A 2.625% 4/3/17	200,000	201,277
#Barrick Gold 144A 3.85% 4/1/22	85,000	87,904
		544,587
Miscellaneous Manufacturing – 2.05%
•Danaher 0.724% 6/21/13	1,265,000	1,269,627
Tyco Electronics Group
1.60% 2/3/15	110,000	110,493
3.50% 2/3/22	15,000	15,036
•VF 1.243% 8/23/13	700,000	700,385
		2,095,541
Oil & Gas – 4.21%
Apache 3.25% 4/15/22	85,000	87,937
#BG Energy Capital 144A 4.00% 10/15/21	200,000	214,306
•BP Capital Markets 1.074% 3/11/14	983,000	990,994
#Canadian Oil Sands 144A 4.50% 4/1/22	65,000	66,884
#CNOOC Finance 2012 144A 3.875% 5/2/22	200,000	200,576
Husky Energy 3.95% 4/15/22	285,000	296,169

Noble Holding International
2.50% 3/15/17	15,000	15,237
3.95% 3/15/22	10,000	10,179
Petrobras International Finance
3.50% 2/6/17	130,000	133,934
5.375% 1/27/21	180,000	198,077
Petrohawk Energy 7.875% 6/1/15	450,000	474,750
•#Schlumberger Investment 144A 1.024% 9/12/14	470,000	470,809
•Total Capital Canada 0.846% 1/17/14	470,000	471,052
Transocean
5.05% 12/15/16	245,000	266,317
6.375% 12/15/21	85,000	99,718
Weatherford International 4.50% 4/15/22	310,000	320,593
		4,317,532
Pharmaceuticals – 0.64%
•DENTSPLY International 2.003% 8/15/13	650,000	654,479
		654,479
Pipelines – 1.21%
El Paso Pipeline Partners Operating 6.50% 4/1/20	120,000	138,443
•Enbridge Energy Partners 8.05% 10/1/37	511,000	559,596
Energy Transfer Partners 8.50% 4/15/14	145,000	162,914
•Enterprise Products Operating 7.034% 1/15/68	100,000	107,376
Kinder Morgan Energy Partners 3.95% 9/1/22	65,000	65,593
•TransCanada PipeLines 6.35% 5/15/67	135,000	141,077
Williams Partners 4.00% 11/15/21	60,000	62,265
		1,237,264
Real Estate – 0.86%
Alexandria Real Estate Equities 4.60% 4/1/22	80,000	80,491
American Tower 4.70% 3/15/22	25,000	25,715
Digital Realty Trust 5.25% 3/15/21	310,000	328,922
Health Care REIT 4.125% 4/1/19	85,000	85,771
#Host Hotels & Resorts 144A 5.25% 3/15/22	195,000	194,756
Mack-Cali Realty 4.50% 4/18/22	100,000	102,417
Rayonier 3.75% 4/1/22	60,000	59,554
		877,626
Retail – 0.33%
AutoZone 3.70% 4/15/22	85,000	86,671
Lowe's 3.12% 4/15/22	245,000	248,911
		335,582
Technology – 2.42%
Advanced Micro Devices 5.75% 8/15/12	329,000	333,524
Hewlett-Packard
•0.891% 5/30/14	75,000	74,146
4.05% 9/15/22	35,000	35,383
International Business Machines 1.25% 2/6/17	330,000	329,755
National Semiconductor 6.60% 6/15/17	310,000	385,402
#Samsung Electronics America 144A 1.75% 4/10/17	200,000	200,414
#Seagate Technology International 144A 10.00% 5/1/14	126,000	142,695
Xerox
•1.874% 9/13/13	300,000	302,306
4.50% 5/15/21	635,000	664,258
6.35% 5/15/18	10,000	11,784
		2,479,667
Telecommunications – 2.90%
CenturyLink 5.80% 3/15/22	225,000	223,480
Qwest 6.75% 12/1/21	50,000	56,452
•Telefonica Emisiones 0.861% 2/4/13	505,000	494,987
Verizon Communications
2.00% 11/1/16	185,000	189,688
3.50% 11/1/21	834,000	874,563
•#VimpelCom Holdings 144A 4.471% 6/29/14	470,000	470,578
Virgin Media Secured Finance 6.50% 1/15/18	550,000	602,250
#Vivendi 144A 3.45% 1/12/18	55,000	53,760
		2,965,758
Transportation – 0.06%
Union Pacific 4.163% 7/15/22	60,000	66,018
		66,018
Total Corporate Bonds (cost $55,377,180)		55,871,670

Municipal Bonds – 2.60%
•Connecticut State Series A 1.80% 3/1/21	750,000	759,143
•Kentucky Higher Education Student Loan Revenue Series A-1 1.047% 5/1/20	45,000	44,777
•Missouri Higher Education Loan Authority Student Revenue Series A-1 1.341% 8/27/29	58,183	57,631
•New Jersey Economic Development Authority Revenue
(Build America Bonds) 1.474% 6/15/13	75,000	75,265

•New Mexico Educational Assistance Foundation Series A-3 1.688% 12/1/38	120,000	119,992
•North Texas Higher Education Authority Student Loan Revenue
Series A-1 1.568% 4/1/40	352,609	353,046
Series A-2 1.368% 7/1/30	75,000	74,114
•Oklahoma State Student Loan Authority Revenue
Series 1 1.638% 6/10/40	1,095,303	1,080,933
Series A-2A 1.688% 9/1/37	95,000	94,235
Total Municipal Bonds (cost $2,666,095)		2,659,136

Non-Agency Asset-Backed Securities – 4.39%
•Ally Master Owner Trust
Series 2010-4 A 1.31% 8/15/17	100,000	100,920
Series 2011-1 A1 1.11% 1/15/16	350,000	352,597
•American Express Issuance Trust Series 2007-2 A 0.49% 7/15/13	200,000	200,101
•Bank of America Credit Card Trust Series 2007-A6 A6 0.30% 9/15/16	250,000	249,584
#Cabela's Master Credit Card Trust Series 2012-1A A1 144A 1.63% 2/18/20	100,000	100,481
•Capital One Multi-Asset Execution Trust Series 2004-A1 A1 0.45% 12/15/16	400,000	400,438
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16	10,000	10,192
•#Ford Credit Floorplan Master Owner Trust Series 2010-3 A2 144A 1.94% 2/15/17	400,000	414,066
•GE Capital Credit Card Master Note Trust Series 2011-2 A 0.72% 5/15/19	250,000	251,114
•#LCM Series 6A A 144A 0.721% 5/28/19	500,000	474,770
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.32% 10/15/14	100,000	99,999
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.39% 1/15/15	165,000	166,262
•#NYLIM Flatiron Series 2006-1A A2A 144A 0.686% 8/8/20	500,000	480,080
•#Textainer Marine Containers Series 2005-1A A 144A 0.49% 5/15/20	925,000	895,401
@•#Victoria Falls Series 2005-1A A2 144A 0.825% 2/17/17	306,437	300,250
Total Non-Agency Asset-Backed Securities (cost $4,491,414)		4,496,255

«Senior Secured Loans – 32.28%
Alliance HealthCare Services 7.25% 6/1/16	27,591	26,419
Allied Security Holdings Tranche 2L 8.50% 1/21/18	150,000	150,875
Anchor Glass Container 6.00% 2/3/16	14,247	14,270
Aspect Software Tranche B 6.25% 5/7/16	23,150	23,208
Attachmate 6.50% 11/21/16	678,489	678,828
Autoparts Holdings
1st Lien 6.50% 7/5/17	343,275	338,555
2nd Lien 10.50% 7/5/18	345,000	337,238
BNY ConvergEx Group
8.75% 11/29/17	131,532	130,710
8.75% 12/16/17	313,468	311,508
Brickman Group Holdings Tranche B 7.25% 10/14/16	528,517	534,682
Brock Holdings III
10.00% 2/15/18	345,000	336,806
Tranche B 6.00% 2/15/17	330,665	329,975
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17	734,868	736,937
Caesars Entertainment Operating Tranche B1 5.494% 1/28/18	1,047,000	960,811
Cengage Learning Acquisitions 7.50% 7/7/14	73,349	71,034
Charter Communications Operating Tranche B 2.24% 3/6/14	16,868	16,849
Chrysler Group 6.00% 4/28/17	1,057,485	1,078,422
Clear Channel Communication
Tranche A 3.639% 7/30/14	535,432	498,356
Tranche B 3.889% 1/29/16	437,998	354,293
Consolidated Container 5.75% 9/28/14	790,000	754,699
Covanta Energy Tranche B 4.00% 3/28/19	100,000	100,225
Datatel Tranche B 6.25% 6/5/18	230,000	234,025
Delos Aircraft 4.75% 3/17/16	160,000	160,984
Delta Air Lines Tranche B 5.50% 3/29/17	743,128	745,915
Dynegy Power 1st Lien 9.25% 7/11/16	247,665	260,205
Emdeon Tranche B 6.75% 8/3/18	897,750	907,688
Everst Acquisition 6.50% 5/1/18	210,000	212,691
First Data Tranche B2 5.00% 3/24/17	981,848	939,584
Frac Tech International Tranche B 6.25% 4/19/16	628,646	604,877
GenOn Energy Tranche B 6.00% 6/20/17	784,120	781,019
Goodman Global 5.75% 10/28/16	237,596	239,411
Houghton International Tranche B1 6.75% 1/11/16	330,214	332,071
IASIS Healthcare Tranche B 5.00% 4/18/18	890,252	894,369
Immucor Tranche B 7.25% 7/2/18	1,009,925	1,022,236
Ineos US Finance 6.50% 5/4/18	530,000	533,313
Kinetic Concepts Tranche B 7.00% 1/12/18	947,625	968,847
Kronos 1st Lien 6.25% 12/11/17	209,475	210,130
Landry's Tranche B 6.50% 3/22/18	980,000	981,632
Lawson Software Tranche B 6.25% 3/16/18	380,000	385,820
Level 3 Financing Tranche B2 5.75% 4/11/18	775,000	787,497
LPL Holdings Tranche B 4.00% 3/6/19	330,000	330,980
MTL Publishing Tranche B 5.50% 11/14/17	320,000	322,467

Multiplan Tranche B 4.75% 8/26/17		837,036	836,646
Nuveen Investments
5.863% 5/13/17		260,826	261,505
8.25% 3/1/19		635,000	650,875
Tranche B 3.257% 11/13/14		175,000	175,165
NXP 5.25% 2/13/19		980,000	981,838
OSI Restaurant Partners
2.00% 6/14/13		53,841	52,293
2.563% 6/13/14		856,166	848,075
2.593% 6/14/13		30,869	30,577
Pinnacle Entertainment Tranche B 4.50% 3/5/19		110,000	110,426
Pinnacle Foods Finance Tranche B 4.75% 10/31/16		30,000	30,012
PQ 6.74% 7/30/15		495,000	473,344
@Prime Healthcare Services Tranche B 7.25% 4/28/15		460,482	458,180
Protection One 5.75% 3/31/19		420,000	421,751
Remy International Tranche B 6.25% 12/16/16		187,998	189,016
Reynolds & Reynolds Tranche B 3.75% 3/9/18		795,000	797,488
Reynolds Group Holdings 6.50% 7/7/18		1,033,510	1,049,901
Roundy's Supermarkets Tranche B 5.75% 1/24/19		190,000	192,286
RPI Finance Trust Tranche B 4.00% 4/13/18		1,164,315	1,169,920
Sensus USA 2nd Lien 8.50% 4/13/18		565,000	563,943
Surgical Care Affiliates Tranche B 5.50% 5/26/18		764,225	754,038
Swift Transportation Tranche B2 1.25% 12/15/17		318,291	320,942
Toys R US Delaware Tranche B 6.00% 9/1/16		646,231	647,440
Univision Communications 4.489% 3/29/17		995,104	931,596
US TelePacific 5.75% 2/10/17		691,517	664,029
Visant 5.25% 12/31/16		148,500	146,856
Walter Energy Tranche B 4.00% 2/3/18		502,259	502,641
Yankee Candle 5.25% 3/2/19		160,000	161,400
Total Senior Secured Loans (cost $32,542,597)			33,062,644

ΔSovereign Bonds – 1.03%
Brazil – 0.43%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/15	BRL	36,000	441,300
			441,300
Mexico – 0.20%
Mexican Bonos 7.50% 6/3/27	MXN	2,550,000	208,552
			208,552
South Africa – 0.40%
South Africa Government Inflation-Linked Bond 2.75% 1/31/22	ZAR	2,908,217	405,556
Total Sovereign Bonds (cost $1,118,863)			1,055,408

		Number of
		Shares
Preferred Stock – 0.19%
BB&T 5.85%		2,525	63,125
•PNC Financial Services Group 6.125%		5,000	126,500
Total Preferred Stock (cost $188,125)			189,625

		Principal
		Amount°
Short-Term Investments – 1.67%
≠Discount Notes – 0.47%
Federal Home Loan Bank
0.11% 5/25/12	USD	351,710	351,703
0.115% 6/29/12		128,726	128,713
			480,416
Repurchase Agreements – 1.20%
Bank of America 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $302,726
(collateralized by U.S. government obligations 2.25%-4.125%
1/31/15-5/15/15; market value $308,779)		302,725	302,725

BNP Paribas 0.17%, dated 4/30/12, to be
repurchased on 5/1/12, repurchase price $926,280
(collateralized by U.S. government obligations 0.00%-2.375%
7/26/12-10/31/16; market value $944,801)		926,275	926,275
			1,229,000
Total Short-Term Investments (cost $1,709,385)			1,709,416

Total Value of Securities – 100.47%
(cost $101,895,561)			102,904,302
Liabilities Net of Receivables and Other Assets – (0.47%)			(479,317	)«
Net Assets Applicable to 11,982,662 Shares Outstanding – 100.00%			$102,424,985

°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of April 30, 2012. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2012, the aggregate value of Rule 144A securities was $16,434,190, which represented 16.05% of the Fund's net assets. See Note 5 in "Notes."
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2012.
@Illiquid security. At April 30, 2012, the aggregate value of illiquid securities was $758,430, which represented 0.74% of the Fund’s net assets. See Note 5 in “Notes.”
≠The rate shown is the effective yield at time of purchase.
«Includes foreign currency valued at $544,228 with a cost of $546,442.

The following foreign currency exchange contracts and swap contracts were outstanding at April 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	EUR	290,000	USD	(383,618)	6/1/12	$348
BAML	ZAR	(3,128,502)	USD	400,823	6/1/12	347
HSBC	AUD	(306,258)	USD	315,757	6/1/12	(2,157)
MSC	EUR	(861,949)	USD	1,139,174	6/1/12	(2,064)
						$(3,526)

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	ITRAXX Europe Subordinate
	Financials 17.1 5 yr CDS	EUR	1,520,000	5.00%	6/20/17	$75,783
MSC	ITRAXX Europe Crossover
	17.1 5 yr CDS	EUR	550,000	5.00%	6/20/17	(2,547)
MSC	Kingdom of Belgium
	5 yr CDS	USD	313,000	1.00%	12/20/16	(5,144)
	Kingdom of Spain
MSC	5 yr CDS		228,000	1.00%	9/20/16	6,074
MSC	5 yr CDS		450,000	1.00%	3/20/17	12,310
MSC	5 yr CDS		600,000	1.00%	6/20/17	(3,381)
MSC	People’s Republic of China
	5 yr CDS		267,000	1.00%	12/20/16	(9,264)
	Republic of France
MSC	5 yr CDS		667,000	0.25%	9/20/16	(1,763)
MSC	5 yr CDS		476,000	0.25%	12/20/16	(951)
						$71,117

Interest Rate Swap Contracts

			Fixed Interest	Floating Interest		Unrealized
Counterparty &	Notional		Rate Received	Rate Received	Termination	Appreciation
Referenced Obligation	Value		(Paid)	(Paid)	Date	(Depreciation)
JPMC
7 yr Interest Rate Swap	USD	4,200,000	(1.66%)	0.469%	4/16/19	$(29,461)
10 yr Interest Rate Swap		7,100,000	(2.16%)	0.469%	4/16/22	(75,997)
MSC
3 yr Interest Rate Swap		1,400,000	(0.65%)	0.491%	8/31/14	(1,281)
5 yr Interest Rate Swap		5,000,000	(1.26%)	0.491%	8/31/16	(63,463)
						$(170,202)

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CDS – Credit Default Swap
EUR – European Monetary Unit
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
MSC – Morgan Stanley Capital
MXN – Mexican Peso
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds – Delaware Diversified Floating Rate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean. Other debt securities, credit default swaps (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2010-July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on April 30, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2012, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$101,937,356
Aggregate unrealized appreciation	$1,451,171
Aggregate unrealized depreciation	(484,225)
Net unrealized appreciation	$966,946

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2011, if not utilized in future years, will expire as follows: $37,551 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$6,714,244	$-	$6,714,244
Corporate Debt	-	90,576,473	-	90,576,473
Foreign Debt	-	1,055,408	-	1,055,408
Municipal Bonds	-	2,659,136	-	2,659,136
Other	189,625	-	-	189,625
Short-Term Investments	-	1,709,416	-	1,709,416
Total	$189,625	$102,714,677	$-	$102,904,302

Foreign Currency Exchange Contracts	$-	$(3,526)	$-	$(3,526)
Swap Contracts	-	(99,085)	-	(99,085)

There were no unobservable inputs used to value investments at the beginning or end of the period.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning or end of the period in relation to net assets.

During the period ended April 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, iii) quantitative information about significant unobservable inputs used, iv) a description of the valuation processes used by the reporting entity and v) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swap Contracts – The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2012, the net unrealized appreciation of CDS was $71,117. The Fund posted $210,000 as cash collateral for open swap contracts. If a credit event had occurred for all open swap transactions where collateral posting was required as of April 30, 2012, the Fund would have received EUR 2,070,000 and USD 3,001,000 less the value of the contracts’ related reference obligations. The Fund received $250,000 in securities collateral for certain open derivatives.

CDS contracts may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreement collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the period ended April 30, 2012, the Fund had no securities out on loan.

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to April 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: